AS FILED WITH THE SECURITIES AND EXCHANGE            1933 ACT FILE NO. 33-9093

COMMISSION ON FEBRUARY 25, 1999                      1940 ACT FILE NO. 811-4854
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933       [X]

                    Pre-Effective Amendment No.________       [_]

                    Post-Effective Amendment No. 17           [X]
                                    and/or
                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                     Amendment No. 19                         [X]

                              THE OBERWEIS FUNDS
              (Exact Name of Registrant as Specified in Charter)


                      c/o Oberweis Asset Management, Inc.

                      951 Ice Cream Drive, Suite 200
                        North Aurora, Illinois 60542
              (Address of Principal Executive Offices, Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 323-6166

                               Patrick B. Joyce
                        Oberweis Asset Management, Inc.

                      951 Ice Cream Drive, Suite 200
                        North Aurora, Illinois 60542
                    (Name and Address of Agent for Service)

                                  Copies to:

                               Cathy G. O'Kelly
                       Vedder, Price, Kaufman & Kammholz
                     222 North LaSalle Street, Suite 2600
                           Chicago, Illinois 60601


It is proposed that this filing will become effective (check appropriate box)

       [_]    immediately upon filing pursuant to paragraph (b)

       [_]    on (date) pursuant to paragraph (b)

       [_]    60 days after filing pursuant to paragraph (a)(1)

       [X]    on May 1, 1999 pursuant to paragraph (a)(1)

       [ ]    75 days after filing pursuant to paragraph (a)(2)

       [_]    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

       [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   FORM N-1A
                             CROSS REFERENCE SHEET

FORM N-1A ITEM                                                     CAPTION IN PROSPECTUS
--------------                                                     ---------------------
Part A--
Item 1.  Front and Back Cover Pages                                Cover Pages
Item 2.  Risk/Return Summary: Investments, Risks and Performance   Risk/Return Summary
Item 3.  Risk/Return Summary: Fee Table                            Risk/Return Summary
Item 4.  Investment Objectives, Principal Investment Strategies,   Investment Objectives, Principal Investment Strategies and Risks
         and Related Risks
Item 5.  Management's Discussion of Fund Performance               Not Applicable
Item 6.  Management, Organization and Capital Structure            Management of the Portfolios
Item 7.  Shareholder Information                                   Shareholder's Manual; Other Information; Distributions and Taxes
Item 8.  Distribution Arrangements                                 Management of the Portfolios
Item 9.  Financial Highlights Information                          Financial Highlights

                                                                   CAPTION IN
                                                                   STATEMENT OF ADDITIONAL INFORMATION
                                                                   -----------------------------------
Item B--
Item 10.  Cover Page and Table of Contents                         Cover Page; Table of Contents
Item 11.  Fund History                                             Fund History
Item 12.  Description of the Fund and its Investments and Risks    Investment Objectives and Policies
Item 13.  Management of the Fund                                   Management of the Fund
Item 14.  Control Persons and Principal Holders of Securities      Management of the Fund
Item 15.  Investment Advisory and Other Services                   Oberweis Asset Management, Inc., Distribution Plan and Agreement
Item 16.  Brokerage Allocation and Other Practices                 Portfolio Transactions
Item 17.  Capital Stock and Other Securities                       Shares of the Fund, Shareholder Meetings and Voting Rights
Item 18.  Purchase, Redemption and Pricing of Shares               Purchase of Shares, Redemption of Shares, Determination of Net
                                                                   Asset Value
Item 19.  Taxation of the Fund                                     Taxes
Item 20.  Underwriters                                             Distribution Plan and Agreement; See Prospectus - Shareholder
                                                                   Information/How to Purchase Shares
Item 21.  Calculations of Performance Data                         Calculation of Average Annual Total Return
Item 22.  Financial Statements                                     Financial Statements
Part C--

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this
Registration Statement.

                              THE OBERWEIS FUNDS


[OBERWEIS LOGO]

--------------------------------------------------------------------------------

                                  Prospectus
                                  May 1, 1999


                      Oberweis Emerging Growth Portfolio
                         Oberweis Micro-Cap Portfolio
                          Oberweis Mid-Cap Portfolio




--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                   Page
                                                                   ----

RISK/RETURN SUMMARY..............................................     1
     Investment Objective of the Portfolios......................     1
     Main Investment Strategies of the Portfolios................     1
     Main Risks of Investing in the Portfolios...................     1
     Performance Information.....................................     2
     Fees and Expenses...........................................     4

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS..     5
     Investment Objective........................................     5
     Principal Investment Strategies.............................     5
     Risks.......................................................     7
     Other Investment Policies and Risks.........................     8

MANAGEMENT OF THE PORTFOLIOS.....................................     9
     Investment Adviser..........................................     9
     Management Expenses.........................................    10
     Distribution of Shares......................................    11

OTHER INFORMATION................................................    11
     Size of Micro-Cap Portfolio.................................    11
     Year 2000 Readiness.........................................    12

SHAREHOLDER INFORMATION..........................................    12
     How to Purchase Shares......................................    12
     How to Redeem Shares........................................    14
     Pricing of Fund Shares......................................    16
     Shareholder Services........................................    16
     Distribution and Taxes......................................    19
     General Information.........................................    20

FINANCIAL HIGHLIGHTS.............................................    21


                              RISK/RETURN SUMMARY

     The Oberweis Funds (the "Fund") is a no-load mutual fund that consists of three different portfolios - the Oberweis Emerging Growth Portfolio (the "Emerging Growth Portfolio"), the Oberweis Micro-Cap Portfolio (the "Micro-Cap Portfolio"), and the Oberweis Mid-Cap Portfolio (the "Mid-Cap Portfolio"). The Portfolios are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation through investing in common stocks.

Investment Objective of the Portfolios

     Each Portfolio seeks to maximize capital appreciation by investing principally in common stocks of companies that the investment adviser, Oberweis Asset Management, Inc. ("OAM"), believes have the potential for above-average long-term growth in market value.

Main Investment Strategies of the Portfolios

     The Emerging Growth Portfolio may invest in companies of any size. OAM, however, believes that the greatest growth potential may be found more often in relatively small capitalization companies, which fall in the lowest 30% capitalization of the companies listed on the New York Stock Exchange or companies of similar or smaller capitalization that are listed on the American Stock Exchange or traded over-the-counter (typically with capitalization of less than $1 billion). Normally, the Portfolio invests approximately 80% of its assets in the securities of such smaller companies and OAM estimates that the average market capitalization of the companies invested in will be $600 million. This percentage may vary greatly from time to time.

     The Micro-Cap Portfolio invests primarily in companies with market capitalization of $250 million or less, with the average market capitalization of the companies invested in being approximately $150 million. OAM anticipates that at least 80% of the companies that the Portfolio invests in will have a market capitalization of $250 million or less and at least 50% of the companies will have a market capitalization of $100 million or less.

     The Mid-Cap Portfolio invests primarily in companies with market capitalization between $500 million and $5 billion.

Main Risks of Investing in the Portfolios

     The biggest risk is that the Portfolios' returns may vary, and you could lose money. If you are considering investing in any of the Portfolios, remember that they are designed for long-term investors who can accept the risks of investing in a portfolio with significant amounts of common stock. Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies.

     An investment in these portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

     The following information illustrates how each Portfolio's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Of course, the Portfolios' past performance does not necessarily indicate how they will perform in the future.

Emerging Growth Portfolio

                         Calendar Year Total Returns*


 1989    1990    1991    1992   1993    1994    1995    1996    1997    1998
------  ------  ------  ------  -----  ------  ------  ------  ------  ------
24.32%   0.41%  87.14%  13.64%  9.71%  -3.51%  42.56%  22.45%  -8.55%  -3.10%

---------------

                                 [Bar Graph]

Best Quarter    Q1 1991   43.85%
Worst Quarter   Q3 1990  -31.91%



Average Annual Total Returns for                                                             Life of
the Periods Ended December 31, 1998*             1 Year        5 Years        10 Years        Fund
------------------------------------------    ------------   ------------   ------------    (1/7/87)
                                                                                            --------
Emerging Growth Portfolio.................       -3.10%          8.34%         15.89%        12.73%
Russell 2000 Index**......................       -2.55%         11.89%         12.93%        11.28%

---------------

* When first organized in 1987, the Emerging Growth Portfolio applied a sales charge to each share purchased. The sales charge was eliminated on December 31, 1991. The Bar Chart and the average annual total returns for the Emerging Growth Portfolio do not reflect the load.

** The Russell 2000 Index is an index of 2000 companies with small market capitalizations and represents a portfolio that is somewhat similar in average market capitalization to the stocks held by the Emerging Growth Portfolio.

Micro-Cap Portfolio

                         Calendar Year Total Returns*

        1996                    1997                    1998
       -------                --------                 ------
        22.80%                 10.67%                   4.34%

---------------

                                  [Bar Graph]

Best Quarter    Q4 1998   39.25%
Worst Quarter   Q3 1998  -25.29%


Average Annual Total Returns for                            Life of Fund
the Periods Ended December 31, 1998*           1 Year          (1/1/96)
------------------------------------------------------------------------
Micro-Cap Portfolio.......................      4.34%           12.35%
Russell 2000 Index**......................     -2.55%           11.57%

---------------

* The Micro-Cap Portfolio deducts a withdrawal charge of .25% of the value of the shares redeemed. That amount is used to reimburse the Portfolio for the costs it incurs in connection with the Shareholder's liquidation of shares. The Bar Chart and the average annual total returns do not reflect the deduction of the withdrawal charge.

** The Russell 2000 Index is an index of 2000 companies with small market capitalizations and represents a portfolio that is somewhat similar to the stocks held by the Micro-Cap Portfolio.

Mid-Cap Portfolio

                         Calendar Year Total Returns*

        1997                    1998
       ------                  ------
        5.40%                  22.36%


---------------

                                  [Bar Graph]

Best Quarter    Q4 1998   35.80%
Worst Quarter   Q3 1998  -22.31%

Average Annual Total Returns for                                    Life of Fund
the Periods Ended December 31, 1998*             1 Year               (9/15/96)
------------------------------------             ------             ------------
Mid-Cap Portfolio...................             22.36%                   13.15%
S&P 400 Mid-Cap Index**.............             19.12%                   25.86%
Russell 2000**......................             -2.55%                   11.20%

---------------

* The Mid-Cap Portfolio deducts a withdrawal charge of .25% of the value of the shares redeemed. That amount is used to reimburse the Portfolio for the costs it incurs in connection with the Shareholder's liquidation of shares. The Bar Chart and average annual total returns do not reflect the deduction of the withdrawal charge.

** The S&P 400 Mid-Cap Index is an unmanaged capitalization-weighted index of the mid-range sector of the U.S. stock market. The Russell 2000 Index is an index of 2000 companies with small market capitalizations and represents a portfolio that is more similar to the stocks held by the Mid-Cap Portfolio.

Fees and Expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                                    Portfolio
                                                     --------------------------------------
Shareholder Fees/(1)/                                Emerging
(Fees paid directly from your investment)             Growth       Micro-Cap      Mid-Cap
-----------------------------------------            --------    ------------    ----------
Sales Charge Imposed on Purchases...................   None        None          None
Sales Charge Imposed on Reinvested Dividends or
  Capital Gain Distributions........................   None        None          None
Redemption Fees (as a percentage of amount
 redeemed, if applicable)...........................   None         .25%          .25%
Exchange Fees.......................................   None        None          None

Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
---------------------------------------------

As a percentage of average net assets (net of
 expense reimbursement, if applicable)
Advisory and Management Fees........................    .82%       1.00%          .80%
12b-1 Fees..........................................    .25%        .25%          .25%
Other Expenses......................................    .48%        .74%/(3)/     .95%/(3)/
Total Fund Operating Expenses/(2)/..................   1.55%       1.99%/(3)/    2.00%/(3)/

---------------

/(1)/ Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

/(2)/ OAM will reimburse each Portfolio for total operating expenses in excess of 2% of average daily net assets for the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000.

/(3)/ Net of expense reimbursement. Other expenses for the Micro-Cap Portfolio and Mid-Cap Portfolio would have been .81% and 1.56%, respectively, and Total Fund Operating Expenses would have been 2.06% and 2.61%, respectively, without expense reimbursement.

Example
-------

     This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                       1 Yr.       3 Yrs.      5 Yrs.     10 Yrs.
                                                     ----------  ----------  ----------  ----------
Emerging Growth Portfolio..........................         $16         $49        $ 84        $185
Micro-Cap Portfolio................................         $23         $65        $110        $235
Mid-Cap Portfolio..................................         $23         $65        $111        $236

     There is a .25% withdrawal charge on the Micro-Cap and Mid-Cap Portfolios, which is deducted from the redemption proceeds and is used to reimburse the Portfolio for the costs it incurs in connection with the shareholder's liquidation of shares. In addition, for each Portfolio, there is a $6 fee for each wire redemption (but not for electronic funds transferred via ACH or payment by check), which is deducted from a shareholder's redemption amount.


        INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective

     Each Portfolio's investment objective is to maximize capital appreciation. The Portfolios' investment adviser, OAM, will not generally seek the realization of current income in the selection of securities for investment, and the Portfolios are not designed for investors seeking income rather than capital appreciation. Income realized on the Portfolios' investments is incidental to their objectives. The investment objective of each Portfolio is a fundamental policy and may not be changed without approval of the shareholders of that Portfolio.

Principal Investment Strategies

     In managing each of the Portfolios, OAM seeks out companies that it believes have the potential for above-average long-term growth in market value.

     The Emerging Growth Portfolio may invest in companies of all size capitalizations. OAM, however, believes that the greatest growth potential may be found more often in relatively small capitalization companies, which fall in the lowest 30% capitalization of the companies listed on the New York Stock Exchange or companies of similar or smaller market capitalization that are listed on the American Stock Exchange or are traded over the counter (typically with capitalization of less than $1 billion). Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Normally, the Portfolio invests at least 80% of its assets in the securities of such smaller companies and OAM anticipates that the average market capitalization of the companies invested in will be approximately $600 million. This percentage may vary from time to time.

     The Micro-Cap Portfolio invests primarily in companies with a market capitalization of $250 million or less at the time of acquisition, with the average market capitalization being approximately $150 million. OAM anticipates that at least 80% of the companies that the Portfolio will invest in will have a market capitalization of $250 million or less at the time of investment and at least 50% of the companies will have market capitalization of $100 million or less at the time of investment.

     The Mid-Cap Portfolio invests primarily in companies with market capitalizations between $500 million and $5 billion at the time the Portfolio invests in shares of a company's stock.

     Each Portfolio in particular seeks to invest in those companies which OAM considers to have above-average long-term growth potential based on its analysis of eight factors, which the portfolio manager calls the "Oberweis Octagon." These factors are:

1. Rapid growth in revenue. OAM prefers this to be generated from internal growth as opposed to acquisitions of other businesses. At least 30% growth in revenues in the latest quarter for companies being considered for investment by the Emerging Growth and Micro-Cap Portfolios and at least 20% growth in revenues in the latest quarter for companies being considered for investment by the Mid-Cap Portfolio.

2. Rapid growth in pre-tax income. At least 30% growth in pre-tax income in the latest quarter for companies being considered for investment by the Emerging Growth and Micro-Cap Portfolios and at least 20% growth in pre-tax income in the latest quarter for companies being considered for investment by the Mid-Cap Portfolio. There should also be rapid growth in earnings per share.

3. There should be a reasonable price earnings ratio in relation to the company's underlying growth rate. OAM prefers the company being considered for investment by the Emerging Growth and Micro-Cap Portfolios to have a price/earnings ratio not more than one-half of the company's growth rate, and generally a price earnings ratio of not more than the company's growth rate for companies being considered for investment by the Mid-Cap Portfolio.

4. Products or services that offer the opportunity for substantial future growth.

5.   Favorable recent trends in revenue and earnings growth.

6. Reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins.

7. A review of the company's balance sheet, with particular attention to footnotes, in order to identify unusual items which may indicate future problems.

8. High relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

     OAM considers these eight factors as guidelines for evaluating the many companies it reviews, but such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company. Although securities of a particular company may be eligible for purchase by more than one Portfolio, OAM may determine that at any particular time it is appropriate to purchase a security for one Portfolio but not another. In addition, OAM may make transactions in a particular security at different times and different prices for each Portfolio.

Risks

     Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

     The Portfolios are designed for investors who can accept the risks involved in seeking maximum capital appreciation. Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, investors should also realize that the very nature of investing in small, and often newer, companies involves greater risk than there usually is with larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. Because the Portfolios' investment policies emphasize capital appreciation, as opposed to dividend income, each Portfolio may be considered to be an investment of above average risk. Each Portfolio is not intended to constitute a balanced investment program. Dividends are expected to be minimal and there can be no assurance that a Portfolio's objective will be met.

     Each Portfolio is intended for long-term investors who can accept the risks involved in the Portfolio's investments. Accordingly, each Portfolio discourages short-term trading in its shares.

Other Investment Policies and Risks

     Although each of the Portfolios may invest substantially all of its assets in common stocks, each Portfolio may also invest in convertible securities, preferred stocks, securities of foreign issuers (most of which are traded on United States stock exchanges or listed on NASDAQ), and restricted securities. In addition, each Portfolio may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. Each Portfolio's reserves may be held in cash or invested in high quality money market instruments. The Portfolios may also lend their portfolio securities, write (sell) options against investment positions and purchase put and call options.

     Foreign Securities. While investment in foreign companies is not a current focus of the Portfolios, each Portfolio may invest in foreign equity and debt securities. Investments in foreign securities may involve greater risks than investments in domestic securities. Foreign securities tend to be more volatile than domestic securities due to a number of factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in some countries.

     Restricted Securities and Illiquid Securities. Each Portfolio may invest up to 5% of its total assets in securities that are not readily marketable. These include repurchase agreements with maturities of seven days or more, and securities of unseasoned issuers that have been in continuous operation for less than three years. Each Portfolio also may invest up to 5% of its total assets in securities where resale is legally or contractually restricted (all of which are collectively referred to as "restricted securities"). The sale of restricted securities often takes more time than more liquid securities and may result in higher selling expenses. Also, a Portfolio may have to dispose of restricted securities at less desirable prices or at prices lower than the Portfolio valued the securities. A Portfolio may resell restricted securities to other institutions. If there is a dealer or institutional trading market in such securities, these restricted securities may be treated as exempt from each Portfolio's limitation on illiquid securities.

     Temporary Defensive Investments. When OAM believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, a Portfolio's cash or other similar investments may increase. OAM may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity.

     When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks.

     Repurchase Agreements. As a means of earning income on idle cash, each Portfolio may enter into repurchase agreements. This technique involves the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. A Portfolio cannot enter into repurchase agreements in excess of 25% of its total assets and cannot invest more than 10% of its total assets in restricted securities, which include repurchase agreements with maturities of seven days or more.

     Lending of Portfolio Securities. To generate additional income, each Portfolio may lend its portfolio securities to qualified brokers/dealers or institutional investors. Such loans may not exceed 30% of the Portfolio's total assets measured at the time of the most recent loan. For each loan, the borrower must maintain collateral at the Portfolio's custodian with a value at least equal to 100% of the current market value of the security loaned.

     Options. Each Portfolio may buy put and call options on stocks and stock indices. An option on a security is a contract that gives the buyer of the option the right to buy or sell a specific security at a stated price during the option's term. An option on a securities index is a contract that gives the buyer of the option the right to receive from the seller cash in an amount equal to the difference between the index's closing price and the option's exercise price. Options are considered "derivative" securities and are generally used to hedge a portfolio against certain market risks, but they may also be used to increase returns. Using options may decrease returns and increase volatility.

     A Portfolio may invest up to 5% of its assets in the purchase of put and call options. Each Portfolio may also write (sell) covered call options on its Portfolio securities. The total market of the underlying securities of covered call options is limited to 50% of the Portfolio's net assets.


                         MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

     Oberweis Asset Management, Inc. ("OAM"), 951 Ice Cream Drive, North Aurora, Illinois 60542, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Fund and each of the Portfolios.

     OAM began providing the Fund with investment advisory and management services in October, 1994. Although OAM had not served as the investment adviser to a mutual fund prior to October, 1994, James D. Oberweis, President of the Fund, and other officers and employees of OAM have previously been associated with investment advisers for the Fund and/or other mutual funds. OAM has published an investment advisory newsletter since 1990, and since October, 1994, it has also offered investment advice to institutions and institutional investors regarding a broad range of investment products. Certain OAM employees serve as officers of the Fund and James D. Oberweis serves as both a Trustee and officer of the Fund.

     OAM furnishes continuous advice and recommendations concerning the Portfolios' investments. OAM also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business. OAM furnishes the Fund with certain administrative, compliance and accounting services and provides information and certain administrative services for shareholders of the Portfolios. OAM provides these services under a management agreement, which is separate from the investment advisory agreement. OAM may subcontract with other entities to provide certain shareholder servicing activities. OAM also provides office space and facilities for the management of the Fund and pays the salaries and fees of the Fund officers and the Trustee who is affiliated with OAM.

     Portfolio Managers. Each Portfolio's investment objective and policies were developed by James D. Oberweis ("Mr. Oberweis"), portfolio manager of the Emerging Growth and the Micro-Cap Portfolios since their inception. James W. Oberweis is the portfolio manager of the Mid-Cap Portfolio.

     Mr. Oberweis, a Trustee and President of the Fund, is also a Director and the President of OAM, and, together with his family, a controlling shareholder of OAM. Mr. Oberweis is also a registered options principal and shareholder of Oberweis Brokerage, Inc. ("Oberweis Brokerage"), the Fund's principal distributor and shareholder service agent. Mr. Oberweis has an MBA from the University of Chicago and has in excess of 25 years of experience in selecting securities for investment for private clients. In addition to the Fund, Mr. Oberweis manages segregated accounts for institutional and individual investors. James W. Oberweis is a Vice President of the Fund and OAM and a Director, President and an Investment Executive of Oberweis Brokerage. James W. Oberweis was formerly a registered representative of The Chicago Corporation from March, 1996 through December, 1996. James W. Oberweis joined OAM in 1995 as a Portfolio Manager. Prior to joining OAM, James W. Oberweis was a student at the University of Illinois, where he earned a Bachelor of Science degree in Engineering.

Management Expenses

     As compensation for its investment advisory services, the Portfolios pay OAM pursuant to the Investment Advisory Agreement an annual fee which is computed and accrued daily and paid monthly. OAM receives annual fees of .45% of the average daily net assets of the Emerging Growth Portfolio on the first $50 million and .40% on amounts over $50 million, .60% of the average daily net assets of the Micro-Cap Portfolio, and of .40% of the average daily net assets of the Mid-Cap Portfolio.

     As compensation for managing the business affairs and providing certain administrative services, the Portfolios pay OAM pursuant to the Management Agreement. Each Portfolio pays OAM a monthly management fee at the annual rate of .40% of the average daily net assets of the Portfolio, subject to reduction because of each Portfolio's annual expense limitation.

     Each Portfolio also incurs expenses for services not provided and expenses not assumed by OAM, such as transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending prospectuses, shareholder reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table lists the actual advisory and management fees and total operating expenses for each Portfolio for the most recent fiscal year.

Distribution of Shares

     The Fund has appointed Oberweis Brokerage to act as the principal distributor of the Fund's shares and as the primary shareholder service agent. The Fund pays certain expenses in connection with the distribution of shares of each Portfolio under a Rule 12b-1 Plan and a Distribution and Shareholder Service Agreement between the Fund and Oberweis Brokerage (collectively called the "Plan and Agreement") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     Under the Plan and Agreement, the Fund pays to Oberweis Brokerage a monthly fee at an annual rate of .25% of each Portfolio's average daily net assets for distribution and will also reimburse certain out-of-pocket expenses of Oberweis Brokerage for shareholder services provided to each Portfolio. Because the fee is continually paid out of the Portfolios' assets, over time it will increase the cost of your investment and could potentially cost you more than paying other types of sales charges.

     Pursuant to the Plan and Agreement, Oberweis Brokerage may appoint various broker/dealer firms to assist in providing distribution services for the Fund and may appoint broker/dealers and other firms (including depository institutions such as commercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Portfolios under related service agreements.


                               OTHER INFORMATION

Size of Micro-Cap Portfolio

     The Fund anticipates ceasing sales of the Micro-Cap Portfolio to both new shareholders and existing shareholders when the Portfolio reaches $60 million in net assets but reserves the right to change this limit in the future. If sales of the Micro-Cap Portfolio are discontinued, it is expected that existing shareholders of the Micro-Cap Portfolio would be permitted to reinvest any dividends or capital gain distributions in additional shares of the Portfolio, absent highly unusual circumstances.

Year 2000 Readiness

     Like other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund or its service providers do not properly process and calculate date-related information beginning January 1, 2000, commonly referred to as the "Year 2000 Issue." OAM and Oberweis Brokerage believe that they have taken steps reasonably designed to address any potential Year 2000 Issue for computers they use. In addition, management is in the process of confirming that the third-party service providers used by the Fund, OAM and Oberweis Brokerage are also taking steps reasonably designed to address the Year 2000 Issue with respect to their computer systems. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, there can be no assurance that the Year 2000 Issue will not affect the companies in which the Portfolios invest or worldwide markets and economies.


                            SHAREHOLDER INFORMATION

How to Purchase Shares

     In General. The minimum initial investment for each Portfolio is $1,000 ($500 minimum initial investment per Portfolio for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See "Shareholder Services.") Additional purchases for all existing accounts must be in amounts of at least $100, except for reinvestment of dividends and capital gains distributions. The Fund reserves the right to change at any time the initial or subsequent investment minimums, to withdraw the offering or to reject any purchase in whole or part.

     You may purchase shares of the Portfolios through a securities broker/dealer or its designated agent, through a bank or other institution having a sales agreement with Oberweis Brokerage, or by contacting the Fund's Custodian and Transfer Agent, Investors Fiduciary Trust Company ("IFTC"). Some broker/dealers, banks or other institutions may charge for their services in purchasing shares of the Portfolios.

     Your purchase may be made by check or wire or, if it is a subsequent purchase, through the Automatic Investment Plan. All purchases must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder who is an individual (as opposed to, e.g., a corporation or partnership), credit cards and cash will not be accepted.

     Shares of the Fund are offered on a continuous basis. The offering price per share will be the Net Asset Value ("NAV") per share next determined after the purchase order is received in proper form by IFTC. (See "Pricing of Fund Shares" for details on the calculation of the current NAV.)

     Purchase by Mail. To make an initial purchase by mail, you must complete and sign the Account Application and mail it along with a check made payable to The Oberweis Funds to the following address:

                              The Oberweis Funds
                     c/o Investors Fiduciary Trust Company
                                P.O. Box 419042
                            Kansas City, MO  64141

You may make additional investments to an existing account by sending to the address above a check along with either the stub from your Portfolio account confirmation or a note indicating the amount of the purchase, name of the Portfolio, your account number, and the name(s) in which your account is registered.

     Purchase by Wire. You may also purchase shares by instructing your financial institution to wire federal funds to the Fund's custodian bank. If you are opening a new account by wire transfer, you must first call IFTC at 1-800-245-7311 to request an account number and furnish the name(s) on the account registration, address, and social security number or taxpayer identification number. If you have an Account Application, you will be asked to send it by facsimile machine to IFTC (at 1-816-843-8835), if possible, or mail it immediately. Otherwise, an Account Application will be mailed to you for you to complete, sign and return immediately to IFTC. Federal funds are to be wired according to the following instructions:

                       Investors Fiduciary Trust Company
                               801 Pennsylvania
                            Kansas City, MO  64105
                                ABA #101003621
             The name of the Portfolio in which you wish to invest
                  The Oberweis Funds' Account No. 8907500742

     Further Credit to:  (Your shareholder account number and the name(s)
                     in which your account is registered).

     You may make additional investments to your account by wire by just contacting your financial institution with the wire instructions. You do not have to contact IFTC first.

     Your financial institution may charge you a fee for sending the wire. Neither the Fund nor IFTC will be responsible for the consequences of delays, including delays in the bank or Federal Reserve wire systems.

How to Redeem Shares

     In General. You may redeem shares of the Portfolios by mail, by telephone, or through your own securities broker/dealer or its designated agent, or bank or other institution that is recorded for such account, if any (see "How to Purchase Shares"). Because of fluctuations in the value of each Portfolio, the NAV of shares redeemed may be more or less than your cost. Some broker/dealers, banks or other institutions may charge you a fee for redeeming shares of the Portfolios.

     Redemption proceeds are normally sent on the business day following the day the redemption request is received with all required documents in proper form for redemption amounts of $100,000 or less. Payment by check or the transfer of redemption proceeds in amounts greater than $100,000, including wire transfers of monies and transfers of monies in connection with sales made pursuant to the Exchange Privilege, is made within seven days after the redemption request is received. However, if you sell shares you recently purchased with a check, we may delay sending you the proceeds until your check has cleared, which may take up to 15 days.

     Account Minimums. Each Portfolio reserves the right to redeem the shares in your account if its total value falls below $1,000 (below $500 for tax-advantaged retirement plans) as a result of a redemption. Each Portfolio will allow you 60 days to make additional investments before the redemption is processed. Although it is each Portfolio's policy to make payment of redemption proceeds in cash, if the Fund's trustees determine it to be appropriate, and subject to certain limitations, a Portfolio may redeem shares by a distribution in kind to you of securities held by the Portfolio.

     Redemption by Mail. You may redeem shares by mailing a signed request for redemption that includes the account name and number and the number of shares or dollar amount to be redeemed and the name of the Portfolio. Your request must be sent to The Oberweis Funds, c/o Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141. Some redemption requests may require signature guarantees (see "Signature Guarantees and Other Documentation"). Your redemption request must be accompanied by share certificates, if any have been issued. In the case of joint ownership, all owners must sign the redemption request and all owners must sign any endorsement of share certificates. Additional documents may be required for redemption of shares held by estates, trusts, guardianships, corporations, partnerships and other shareholders who are not individuals. The Fund recommends that all mailed share certificates be sent by registered or certified mail, return receipt requested.

     Redemption by Telephone. If you have elected the telephone redemption option on your account application, you may redeem your Portfolio shares by telephoning the Transfer Agent at 1-800-245-7311. Pursuant to the telephone redemption program, you must authorize the Transfer

Agent to rely upon telephone instructions from anyone to redeem the specified number of shares or dollar amount and to transfer the proceeds according to your pre-designated instructions. The Transfer Agent uses procedures reasonably designed to confirm that instructions communicated by telephone are genuine. The Transfer Agent requires certain identifying information prior to acting upon instructions, records all telephone instructions and then sends written confirmation of telephone instructions. As long as these procedures are reasonably followed, neither the Fund nor the Transfer Agent would be liable for any losses from instructions communicated by telephone even if they are unauthorized or fraudulent.

     Redemption proceeds will be mailed to the shareholder of record in the form of a check. The proceeds may also be transferred to the shareholder's designated bank using electronic funds transferred via the Automated Clearing House ("ACH"), or, at the shareholder's request, via wire transfer. Funds transferred via ACH will normally be transmitted on the business day following the telephone redemption request for redemption amounts of $100,000 or less. Transfers via ACH of redemption proceeds in amounts greater than $100,000 will be transmitted within seven days following the telephone redemption request. There is no charge for transfers via ACH.

     Funds transferred via wire transfer will normally be transmitted on the next business day following the request. There is a $6 fee for each wire redemption. Your bank may also charge additional fees for receiving a wire transfer. Checks issued by mail in response to a telephone redemption request can be issued only up to $50,000 to the registered owner(s) (who must be individuals) at the address of record which must have been on file for 60 days.

     Signature Guarantees and Other Documentation. If redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption requests and changes in account application instructions must be guaranteed by a bank, securities broker/dealer, municipal securities broker/dealer, government securities broker/dealer, credit union, member firm of a national securities exchange, registered securities association or clearing agency, and/or savings association. A signature guarantee cannot be provided by a notary public. If you live outside the United States, a foreign bank properly authorized in your country of residence or a U.S. consulate may be able to authenticate your signature.

     When a signature guarantee is required, the signature of each shareholder of record must be guaranteed. A redemption request for shares held by a corporation, trust, partnership, agent or fiduciary must be signed by an appropriately authorized person and include additional documents to verify the authority of the person seeking redemption, such as a certified by-law provision or resolution of the board of directors or trustees of the shareholder and/or a copy of the governing legal instrument. Any person requiring information on redemption procedures may call the Transfer Agent at 1-800-245-7311.

Pricing of Fund Shares

     All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund's agent or authorized designee). NAV per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding. Each Portfolio's investments are valued based on market value or, where quotations are not readily available, on fair value as determined in good faith by the Board of Trustees.

     If your order in proper form is received (see "How to Purchase Shares" and "How to Redeem Shares") by the Transfer Agent or Oberweis Brokerage by the close of trading on the New York Stock Exchange ("NYSE") on a given day (currently 3:00 p.m., Central Time), or by a securities broker/dealer or its designated agent, a bank or other institution having a sales agreement with Oberweis Brokerage by the close of trading on the NYSE, Portfolio shares will be purchased or sold at the next computed NAV. The NAV of the shares of each Portfolio is computed once daily, as of the later of the close of the NYSE or the Chicago Board Options Exchange ("CBOE"), on each day the NYSE is open for trading. For purposes of computing the NAV, all securities in a Portfolio other than options are priced as of the close of trading on the NYSE. The options in the Portfolios are priced as of the close of trading on the CBOE.

Shareholder Services

     General Information. In addition to the purchase and redemption services described above, the Fund offers its shareholders the special accounts and services described below. You may obtain applications and information about any shareholder services by calling 1-800-245-7311.

     When you make an initial investment in a Portfolio, a shareholder account is opened for you in accordance with the Portfolio's Account Application instructions. After each transaction for your account, you will be sent a confirmation. This includes all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in your account.

     The Portfolios will generally not issue certificates for their shares. Certificates for full share amounts only will be issued upon a shareholder's written request to the Transfer Agent. In all events fractional shares will be carried on the books of a Portfolio without the issuance of certificates. You will be the record owner of all shares in your account with full shareholder rights, whether or not share certificates are issued to you. Certain of the functions performed by the Fund in connection with the operation of the accounts described above will be performed by the Fund's Transfer Agent, IFTC.

     Exchange Privilege. All or part of Portfolio shares owned by you may be exchanged for shares of any other Portfolio in The Oberweis Funds offering shares at that time. Your Portfolio shares may also be exchanged for shares of any of the money market funds in the Cash Resource Trust--the Cash Resource Money Market Fund, the Cash Resource U.S. Government Money Market Fund, and the Cash Resource Tax-Exempt Money Market Fund (collectively the "Cash Resource Trust Funds"). You may later then exchange such shares purchased and shares purchased with reinvested dividends for shares of the Fund. Shares will be exchanged for each other based upon their relative net asset values except that the Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of shares redeemed, which deduction also applies to shares exchanged out of each of those Portfolios.

     Cash Resource Trust Funds are described in a separate prospectus. You may obtain a copy of the prospectus for any Cash Resource Trust Fund by calling 1-800-245-7311 or writing 951 Ice Cream Drive, North Aurora, Illinois 60542. You are advised to read the prospectus carefully before authorizing any investment in shares of such fund. Exchange requests are subject to a $1,000 minimum.

     To take advantage of the Exchange Privilege, you must send us a written request that includes your name, your account number, the name of the Portfolio you currently own, the name of the Portfolio you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

     If you have any share certificates, you must include them with your request. A signature guarantee is not required, except in some cases where shares are also redeemed for cash at the same time. For certificate delivery instructions and when you need a signature guarantee, please see "Redemption by Mail" under "How to Redeem Shares."

     You may also call us at 1-800-245-7311 unless you have previously notified the Fund in writing not to effect telephone exchanges. Exchanges made over the phone may be made by any person, not just the shareholder of record. Please remember that during unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request to our address. Please see "Purchase by Mail" for our address. In addition, you may also be able to make exchanges through certain securities broker/dealers that may charge you a fee for effecting an exchange.

     An exchange of shares is considered a sale for federal income tax purposes. You may realize a gain or loss depending upon whether the value of the shares being exchanged is more or less than the adjusted cost basis. As noted above, the Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of the shares redeemed, including shares exchanged out of each of the Portfolios.

     Exchanging shares is available only in states where shares of a particular Portfolio being acquired may legally be sold. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

     Low Minimum Initial Investment Plan/Automatic Investment Plan. By completing the Automatic Investment Plan section of the Account Application, you may make subsequent investments by authorizing the Fund and its Custodian to debit your bank account to buy additional shares of the Portfolios. The minimum initial investment in each Portfolio is $1,000. However, the Low Minimum Initial Investment Plan allows you to open an account with an initial investment of $100 and subsequent monthly investments of $100 or more for at least a one-year period.

     You can make Automatic Investments either monthly or quarterly, on or about the 5th or the 20th of the month, in pre-designated amounts of $100 or more. Funds will be transferred from your designated bank, using electronic funds transferred via ACH. Initial investments may not be made by the Automatic Investment Plan. The Plan is subject to the approval of the shareholder's bank. You can stop investing through the Automatic Investment Plan by sending written notice to the Fund's Custodian and Transfer Agent. The notice must be received at least 5 business days prior to the date of your next scheduled automatic purchase. The Plan is automatically terminated whenever a check is returned unhonored by your bank. You are responsible for any charges incurred as a result of an unhonored transaction.

     If you cancel the Low Minimum Initial Investment Plan before a one-year period, the Fund reserves the right to redeem your account if the balance is below the minimum investment level, currently $1,000. The Fund reserves the right to terminate or modify the Automatic Investment Plan at any time. See the Account Application for additional details.

     Systematic Withdrawal Account. If you own Portfolio shares with a current NAV of at least $10,000, you may establish a Systematic Withdrawal Account. By using this plan, you may have withdrawn from your account a fixed sum that will be paid to you or a pre-designated third party at regular intervals.

     A Systematic Withdrawal Account cannot be established for you if you own Portfolio shares for which certificates are outstanding. All share certificates must be surrendered before beginning systematic withdrawals. See the Account Application for additional details.

     Tax-Advantaged Retirement Plan Accounts. A Portfolio's shares may be purchased as investments in Individual Retirement Accounts ("IRAs") such as Traditional IRAs, Roth IRAs, Roth Conversion IRAs, Rollover IRAs and Simplified Employee Pension Plans (known as SEP-IRAs), and other tax-advantaged retirement plans, such as Profit Sharing or Money Purchase Pension Plans (known as Keoghs), 401(k) Plans, and 403(b)(7) Plans. Investing in a Portfolio's shares must be done according to the conditions of the IRA and/or other retirement plan agreements. You should contact your Plan custodians to determine the eligibility of the Portfolio's shares as IRA or retirement plan investments.

     You may use the Fund's Custodian Bank to establish certain types of retirement plan accounts, including IRAs, Keoghs and 403(b)(7) Plans in order to purchase shares of a Portfolio with your retirement funds. Further details, including fees and charges imposed by the Custodian, are set forth in the Custodian's information material (account agreement, application, and disclosure statement) which is available from the Fund.

     Information regarding the establishment of 401(k) Plan accounts, including administration, plan provisions, and fees, is also available from the Fund.

Distribution and Taxes

     Taxation of the Portfolios. As regulated investment companies, the Portfolios generally pay no federal income tax on the income and gains that they distribute to you.

     Taxation of Shareholders. To avoid taxation, the Internal Revenue Code requires each Portfolio to distribute net income and any net capital gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. The dividends and capital gain distributions are normally declared and paid in November.

     Dividends and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless you elect to receive them in cash. A cash election remains in effect until you notify the Transfer Agent in writing to discontinue such election.

     Except for those shareholders exempt from federal income taxes, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Portfolio. You will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

     Long-term capital gain distributions are taxable as long-term capital gain regardless of how long you have held shares of the Portfolio. Long-term capital gain distributions (relating to assets held by the Portfolio for more than 12 months) made to individual shareholders are currently taxed at the maximum rate of 20%. Dividends representing net investment income and net realized short-term capital gains are taxed as ordinary income at rates up to a maximum marginal rate of 39.6% for individuals. Any dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

     Distribution to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Portfolio distributions on your income tax return, but, rather, when your plan makes payments to you. Special rules apply to payments from Roth and Education IRAs.

     How Distributions Affect a Portfolio's NAV. Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

     "Buying a Dividend." If you purchase shares of a Portfolio just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." Unless your account is set up as a tax-deferred account, dividends paid to you will be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

     Backup Withholding. When you open an account, Internal Revenue Service ("IRS") regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, each Portfolio is required to withhold 31% of all the distributions (including dividends and capital distributions) and redemption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld are applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in overpayment of taxes.

     Foreign Taxes. Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

     You are advised to consult your own tax adviser as to the tax consequences of owning shares of each Portfolio with respect to their respective circumstances.

General Information

     All inquiries regarding shareholder accounts may be directed to The Oberweis Funds, c/o Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141 or (800) 245-7311. All other inquiries regarding the Fund and/or any of the Portfolios should be directed to the Fund at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542 or (800) 323-6166.

                             FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years (or for Portfolios with a performance history shorter than five years, from inception through December 31st of each year shown). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the Statement of Additional Information.

                           Emerging Growth Portfolio

                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     1998            1997            1996            1995            1994
                                                 -------------   -------------   -------------   -------------   -------------

Net asset value at beginning of year...........       $  25.71        $  32.86        $  29.09        $  21.41         $ 22.19
Income (loss) from investment operations:
Net investment loss (a)........................          (0.33)          (0.37)          (0.32)          (0.33)          (0.22)
Net realized and unrealized gain (loss) on               (0.63)          (2.14)           6.73            9.43           (0.56)
  investments..................................       --------        --------        --------        --------         -------
Total from investment operations...............          (0.96)          (2.51)           6.41            9.10           (0.78)
Less distributions:
Distribution from net realized gain on                   (1.15)          (4.64)          (2.64)          (1.42)              -
  investments..................................       --------        --------        --------        --------         -------
Net asset value at end of year.................       $  23.60        $  25.71        $  32.86        $  29.09         $ 21.41
                                                      ========        ========        ========        ========         =======
Total return (%)...............................           (3.1)           (8.6)           22.5            42.6            (3.5)
Ratio/supplemental data:
Net assets at year end (in thousands)..........        $93,115        $139,983        $185,595        $134,663         $90,014
Ratio of expenses to average net assets (%)....           1.55            1.44            1.48            1.73(b)         1.78
Ratio of net investment loss to average net              (1.37)          (1.18)          (0.97)          (1.24)          (1.06)
  assets (%)...................................
Portfolio turnover rate (%)....................             49              75              64              79              66
Average commission rate paid...................       $  .0280        $  .0337        $  .0413               -               -

---------------------

(a) The net investment loss per share data was determined using average shares outstanding during the year.
(b) Net of expense reimbursement from related parties. Expense ratios would have been 1.77% for 1995 before expense reimbursement.

                              Micro-Cap Portfolio

                                                                            Years Ended                January 1,
                                                                           December 31,                 1996* -
                                                                -----------------------------------   December 31,
                                                                      1998               1997             1996
                                                                ----------------   ---------------- ----------------

Net asset value at beginning of period.......................         $ 13.59            $ 12.28            $  10.00
Income (loss) from investment operations:
Net investment loss (a)......................................           (0.24)             (0.21)              (0.15)
Net realized and unrealized gain on investments..............            0.83               1.52                2.43
                                                                      -------            -------            --------
Total from investment operations.............................            0.59               1.31                2.28
Net asset value at end of period.............................         $ 14.18            $ 13.59            $  12.28
                                                                      =======            =======            ========
Total return (%).............................................             4.3               10.7                22.8
Ratio/supplemental data:
Net assets at end of period (in thousands)...................         $28,290            $36,837            $ 30,733
Ratio of expenses to average net assets (%)..................            1.99(b)            1.81                1.94
Ratio of net investment loss to average net assets (%).......           (1.83)             (1.52)              (1.15)
Portfolio turnover rate (%)..................................              41                 89                  70
Average commission rate paid.................................         $ .0288            $ .0343            $  .0371

------------------

(a) The net investment loss per share data was determined using average shares outstanding during the period.
(b) Net of expense reimbursement from related parties. The expense ratio would have been 2.06% for 1998 before expense reimbursement.
*    Commencement of operations.

                               Mid-Cap Portfolio

                                                                          Years Ended                   September 15,
                                                                          December 31,                     1996* -
                                                              ------------------------------------      December 31,
                                                                    1998               1997                 1996
                                                              -----------------  -----------------  ---------------------
Net asset value at beginning of period......................          $10.51             $10.29                $10.00
Income (loss) from investment operations:
Net investment loss (a).....................................           (0.21)             (0.19)                (0.05)
Net realized and unrealized gain on investments.............            2.56               0.76                  0.34
                                                                      ------             ------              --------
Total from investment operations............................            2.35               0.57                  0.29
Less distributions:
Distribution from net realized gain on investments..........               -              (0.35)                    -
                                                                      ------             ------              --------
Net asset value at end of period............................          $12.86             $10.51                $10.29
                                                                      ======             ======              ========
Total return (%)............................................            22.4                5.4                   2.9(d)
Ratio/supplemental data:
Net assets at end of period (in thousands)..................          $6,916             $6,347                $7,295
Ratio of expenses to average net assets (%).................            2.00(b)            2.00(b)               2.00(b)(c)
Ratio of net investment loss to average net assets (%)......           (1.94)             (1.81)                (1.62)(c)
Portfolio turnover rate (%).................................              72                106                    21(c)
Average commission rate paid................................          $.0305             $.0318                $.0371

------------------

(a) The net investment loss per share data was determined using average shares outstanding during the period.
(b) Net of expense reimbursement from related parties. The expense ratios would have been 2.61%, 2.46% and 3.42% for 1998, 1997 and 1996, respectively, before expense reimbursement.
(c)  Annualized.
(d)  Not annualized.
*    Commencement of operations.

You can obtain additional information about the Fund and its Portfolios. The Fund's SAI includes more detailed information about each Portfolio and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The Fund's annual and semi-annual reports include a discussion of the Portfolios' holdings and recent market conditions and the Portfolios' investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the Fund on any of its Portfolios, call Oberweis at 1-800-323-6166 or visit Oberweis's Web site at www.oberweisfunds.com.

--------------------------------------------------------------------------------

  The SAI, the Fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web Site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

              Investment Company Act of 1940, File Number, 811-4854
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE OBERWEIS FUNDS
                        951 ICE CREAM DRIVE, SUITE 200
                         NORTH AURORA, ILLINOIS 60542
                                (800) 323-6166

                               ----------------

                    Oberweis Emerging Growth Portfolio

                       Oberweis Micro-Cap Portfolio

                        Oberweis Mid-Cap Portfolio

                               ----------------

  This Statement of Additional Information ("SAI") pertains to the Portfolios listed above, each of which is a separate series of The Oberweis Funds, a Mas-sachusetts business trust.

  The SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 1999, which is incorporated by reference into this SAI and may be obtained from the Fund at the above address or phone num-ber. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Portfolios, is incor-porated by reference into this SAI and is also available, without charge, at the above address or phone number.

                               ----------------

   The date of this Statement of Additional Information is May 1, 1999.

                               TABLE OF CONTENTS

Investment Objective and Policies...........................................   3
Management of the Fund......................................................   8
Principal Holders of Securities.............................................  10
Oberweis Asset Management, Inc..............................................  11
Distribution Plan and Agreement.............................................  13
Expenses Borne by the Portfolios............................................  14
Portfolio Transactions......................................................  15
Shareholder Services........................................................  18
Determination of Net Asset Value............................................  18
Purchases of Shares.........................................................  19
Redemption of Shares........................................................  19
Taxes.......................................................................  19
Shareholder Meetings and Voting Rights......................................  20
Calculation of Average Annual Total Return..................................  20
Additional Information......................................................  21

                    INVESTMENT OBJECTIVE AND POLICIES

  The following information supplements the discussion of each Portfolio's in-vestment objective and policies discussed in the Fund's Prospectus.

Investment Objective

  The investment objective of each Portfolio is to maximize capital apprecia-tion. Each Portfolio intends to achieve its objective through investing primarily in common stocks of companies, which in the opinion of its invest-ment adviser have a potential for above-average long-term growth in market value. The investment objective of each Portfolio is fundamental and, like all fundamental policies of a Portfolio, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of that Portfolio. As used in this SAI, "a majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the holders of more than 50% of the out-standing shares of the Portfolio, or (2) the holders of more than 67% of the shares of the Portfolio present if more than 50% of the outstanding shares of the Portfolio are present at a meeting in person or by proxy.

Investment Restrictions

  The policies set forth below are fundamental policies of each Portfolio and may not be changed without approval of a majority of that Portfolio's out-standing shares. A Portfolio individually may not:

    1. purchase more than 10% of any class of securities of any one issuer other than the United States government and its instrumentalities;

    2. invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer (other than the United States government and its instrumentalities);

    3. invest more than 5% of its total assets in securities that are not readily marketable and securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors;

    4. invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

    5. invest more than 5% of its total assets in warrants, and of this amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange;

    6. purchase or retain the securities of any issuer if (i) one or more officers or directors of the Fund or the investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities;

    7. purchase, sell or invest in the securities of other investment companies;

    8. purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs;

    9. purchase, sell or invest in commodities or commodity contracts;

    10. purchase, sell or invest in real estate or interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets;

    11. issue senior securities;

    12. invest in companies for the purpose of exercising control or management;

    13. concentrate its investments in any one industry, except that the Portfolio may invest up to 25% of its total assets in any one industry;

    14. purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

    15. make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Portfolio owns an equal amount of securities of the same issue or owns securities which, without payment by the Portfolio of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue;

    16. participate on a joint or joint and several basis in any trading account in any securities;

    17. lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed;

    18. lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Portfolio consisting of cash or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the loaned securities, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets (including value of collateral received);

    19. borrow money except from banks as a temporary measure for extraordinary or emergency purposes or as necessary for the clearance of purchases and sales of securities, provided that the aggregate amount of such borrowing shall not exceed 5% of the value of its total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 5% of its total assets taken at cost to secure such borrowing;

    20. engage in the business of underwriting the securities of other issuers; or

    21. invest in puts, calls, straddles or any combination thereof, except that the Portfolio may write covered call options on its Portfolio securities, the aggregate market value of which is limited to 50% of the Portfolio's net assets, and the Portfolio may invest up to 5% of its assets in the purchase of put and call options including options on stock indices.

  The policies set forth below may be changed by the Fund's Board of Trustees, all such changes being subject to applicable law. A Portfolio individually may not:

      1. purchase, sell or invest in interests in oil, gas or other mineral leases; or

      2. purchase, sell or invest in limited partnership interests in real estate, except that the Portfolio may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction nor will a disposition of any secu-rities be required.

Other Restrictions

  Other investment restrictions are set forth in the Fund's Prospectus and elsewhere in this SAI. In addition, each Portfolio will not invest more than 10% of its total assets in "restricted securities" (meaning securities the re-sale of which is legally or contractually restricted, including repurchase agreements with maturities of seven days or more and securities that are not readily marketable).

Investment Strategies and Risks

  The following information supplements the discussion of the Portfolios' risk factors, discussed in the Fund's Prospectus.

  Cash Position. As discussed in the Prospectus, when OAM believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, a Portfolio's cash or other similar investments may increase. Securities that the Portfolios may in-vest in as a means of receiving a return on idle cash include U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or bet-ter by Moody's Investor Services, Inc., ("Moody's") or the equivalent), corporate debt securities (rated A or better by Moody's or Standard & Poor's Corporation) and repurchase agreements.

  Repurchase Agreements. Each Portfolio may enter into so-called "repurchase agreements," whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of in-terest that is unrelated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transactions, the securities purchased by the Portfolio have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Certain costs may be incurred by a Portfolio in connection with the sale of the securities pur-chased by it if the seller does not repurchase them in accordance with the repurchase agreement. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the se-curities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements may be considered loans by the Portfolio. Each Portfolio is subject to restrictions on entering into repurchase agreements in excess of 25% of the total assets and on investing more than 10% of its total assets in restricted securities, which includes repurchase agreements with maturities of seven days or more.


  Options. Selling (or Writing) Covered Call Options--Each Portfolio may write
(sell) covered call options on its portfolio securities, the aggregate market value of which underlying securities is limited to 50% of the Portfolio's net assets. A call option gives the buyer (holder) the right to purchase the un-derlying security at a specified price (the "exercise price") within a certain time period. Where the writer (seller) of the option, in this case the Portfo-lio, already owns the underlying security, the call option is considered to be "covered." The Portfolio will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a par-tial hedge (protection) against declining prices and enables the Portfolio to generate a higher return during periods when OAM does not expect the under-lying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive invest-ment for the Portfolio. In determining whether to write (sell) a covered call option on one of the Portfolio's securities, OAM will consider the reasonable-ness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conserva-tive investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to partici-pate in any appreciation of the underlying security above the exercise price plus premium. The Portfolio may also be exposed to a possible price decrease in the underlying security that might otherwise have been sold while the Port-folio continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Portfolios do not consider a security covered by a call to be "pledged" as that term is used in each Portfolio's investment pol-icy limiting the pledging or mortgaging of its assets.

  Buying Put and Call Options--Each Portfolio may also invest up to 5% of its assets in the purchase of put and call options, primarily to minimize princi-pal fluctuations. The Portfolios may enter into closing transactions, exercise their options or permit them to expire. The risks involved in purchasing put or call options include the possible loss of the premium.

  The Portfolios may purchase put options on an underlying security owned by them. As the holder of a put option, a Portfolio would have the right to sell the underlying security at the exercise price at any time during the term of the option. While a Portfolio will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the

Portfolio, as the holder of the put option, is able to sell the underlying se-curity at the put exercise price regardless of any additional decline in the security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Portfolio deems it desirable to continue to hold the security. The premium paid for the put op-tion and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

  Except as discussed below with respect to options on stock indices, each Portfolio has no current intention of purchasing put options at a time when the Portfolio does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Portfolio would seek to benefit from a decline in the market price of the un-derlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Portfo-lio would lose its entire investment in the put option (i.e., the entire premium paid by the Portfolio). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline suffi-ciently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

  The Portfolios may also repurchase call options previously written on under-lying securities they already own in order to preserve unrealized gains.

  The Portfolios may also purchase call and put options on stock indices ("stock index options") for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting a Portfolio's se-curities or securities the Portfolio intends to buy and each Portfolio may sell stock index options in related closing transactions.

  The principal uses of stock index options would be to provide a partial hedge for a portion of the Portfolios' investment securities, and to offer a cash management tool. Purchasing stock index options could provide an effi-cient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Portfolios' investments, the Portfolios may be able to hedge their exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

  The Portfolios propose to invest only in stock index options for which the underlying index is a broad market index such as the Standard & Poor's Index, the Major Market Index, or the Russell 2000 Index. The Portfolios would pro-pose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund's invest-ment adviser, with some significant volume.

  The Portfolios will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund's total assets (taken at mar-ket value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

  There are several risks in connection with the Portfolios' use of stock in-dex options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Portfolios. Successful use of stock index options by the Portfolios for hedging purposes is also subject to the Fund's adviser's ability to correctly predict movements in the direc-tion of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by specula-tors in the options market might also cause temporary price distortions.

  The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, inter-rupting normal exchange operations; (v) inadequacy of an exchange's or a clearing corporation's facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than antici-pated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers' orders.

  Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the CBOE. Although the Portfolios intend to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any partic-ular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

  Lending of Securities. The Portfolios may lend their investment securities in an amount up to 30% of its total assets (including value of collateral re-ceived) to qualified institutional investors who need to borrow securities in order to complete certain transactions. By lending its investments securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. While the securities are being lent, the Portfolios will continue to receive the equivalent of any dividends or interest paid by the issuer thereof as well as interest on the collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.

  A Portfolio may lend its portfolio securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan or its collateral (which may include the Port-folio investing any cash collateral in interest-bearing short-term investments), any dividends and distributions paid on the loaned securities and any increase in their market value.

  As with any extension of credit, portfolio security loans involve certain risks in the event a borrower should fail financially, including delays or in-ability to recover the loaned securities or foreclosure against the collateral. Each Portfolio will consider on an ongoing basis the creditworthi-ness of the borrowers to which it makes portfolio security loans.

  Foreign Securities. Foreign securities involve currency risks. The U.S. Dol-lar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of dis-bursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

  Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include po-litical or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of ex-change controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

  Warrants. Each Portfolio may invest no more than 5% of its total assets in warrants, and of that amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (gener-ally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addi-tion, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exer-cised prior to its expiration date.

  Real Estate Investment Trusts. Each Portfolio may invest in real estate in-vestment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a Portfolio's investment in that REIT. Each Portfolio may invest no more than 10% of its total assets in REITs. Each Portfolio does not currently intend, however, to invest in REITs to the extent that more than 5% of its to-tal assets will be invested in REITs during the current year.

  Short Sales Against the Box. Each Portfolio may make short sales against the box for the purpose of deferring realization of gain or loss for federal in-come tax purposes. A short sale "against the box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or secu-rities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. Each Portfolio does not currently intend to en-gage in short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

  Arbitrage. The Portfolios have no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).


  Portfolio Turnover. OAM buys and sells securities for each Portfolio to ac-complish its investment objective. The frequency of portfolio transactions, the Portfolio's turnover rate, will vary from year to year depending on market conditions.

  The Emerging Growth Portfolio's turnover during the years ended December 31, 1998 and 1997 was 49% and 75%, respectively; the Micro-Cap Portfolio's turn-over during the years ended December 31, 1998 and December 31, 1997 was 41% and 89%, respectively; and the Mid-Cap Portfolio's turnover for the years ended December 31, 1998 and December 31, 1997 was 72% and 106%, respectively. A higher portfolio turnover rate (over 100%) may cause the Portfolio to pay higher transaction expenses, including more commissions and markups, and also may result in quicker recognition of capital gains, resulting in more capital gains distributions that may be taxable to Shareholders.

                            MANAGEMENT OF THE FUND

  The business and affairs of the Fund and each of the Portfolios are super-vised by the Fund's Board of Trustees.

  One of the Fund's trustees and all of its officers are employees and/or of-ficers of Oberweis Asset Management, Inc. ("OAM"), the Fund's investment adviser and manager, and/or Oberweis Brokerage, Inc. ("Oberweis Brokerage"), the Fund's distributor and shareholder service agent. OAM is under common con-trol with Oberweis Brokerage.

  James D. Oberweis, a Trustee and President of the Fund, is the President and a Director of OAM, and with his wife, Elaine M. Oberweis, and his children, is a controlling shareholder of OAM. Mr. Oberweis and members of his family own the majority of the outstanding shares of Oberweis Brokerage.

  The Trustees and officers of the Fund, their ages and their principal occu-pations during the past five (5) years are:

THOMAS J. BURKE, Trustee (67) **

143 South Lincoln Avenue, Aurora, Illinois 60505; President--Burke Medical As-sociates, 1968 to present; retired medical physician, practicing medical physician until November 1, 1995.

DOUGLAS P. HOFFMEYER, Trustee (51) **

620 Stetson, St. Charles, Illinois 60174; Vice President--Finance--Teltrend, Inc. (manufacturer of telecommunications equipment), October, 1986 to present.

JAMES D. OBERWEIS, Trustee and President (52) *

951 Ice Cream Drive, North Aurora, Illinois 60542; President and Director-- Oberweis Asset Management, Inc., September, 1994 to present; Investment Executive--Oberweis Brokerage, Inc., January, 1997 to present; Senior Vice President--The Chicago Corporation, October, 1994 to December, 1996; Senior Vice President--Alpha Source Asset Management, Inc., February, 1990 to Octo-ber, 1994; Director of Fund Investments--Hamilton Investments, Inc., December, 1988 to October, 1994; President of the Fund, 1986 to present; Chairman of the Board of Oberweis Dairy, Inc.

EDWARD F. STREIT, Trustee (63) **

2000 West Galena, Aurora, Illinois 60506; licensed attorney in private prac-tice, 1962 to present.

PATRICK B. JOYCE, Executive Vice President and Treasurer (39)

951 Ice Cream Drive, North Aurora, Illinois 60542; Executive Vice President, Secretary and Director--Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director--Oberweis Brokerage, Inc., Sep-tember, 1996 to present; Administrator--The Chicago Corporation, October, 1994 to December, 1996; Vice President--Carr Asset Management, Inc./Indosuez Carr Futures, Inc., August, 1993 to September, 1994.

MARTIN L. YOKOSAWA, Vice President (38)

951 Ice Cream Drive, North Aurora, Illinois 60542; Vice President--Oberweis Asset Management, Inc., September, 1994 to present; Senior Vice President-- Oberweis Brokerage, Inc., January, 1997 to present; Vice President--The Chicago Corporation, October, 1994 to December, 1996; Registered Representa-tive--Hamilton Investments, Inc., November, 1988 to October, 1994.

JAMES W. OBERWEIS, Vice President (25)

951 Ice Cream Drive, North Aurora, Illinois 60542; Vice President--Oberweis Asset Management, Inc., May, 1996 to present and Portfolio Manager from Decem-ber, 1995 to present; President and Director--Oberweis Brokerage, Inc., September, 1996 to present; Registered Representative--The Chicago Corpora-tion, March, 1996 to December, 1996; Student--University of Illinois at Champaign-Urbana, August, 1991 to December, 1995.

--------

*  "Interested person" of the Fund as defined in Section 2(a)(19) of the 1940
   Act.
** Member of audit committee and nominating committee.

NOTE: In some cases a trustee or officer may have held different positions during the last five years with the employer or employers listed.

  The Fund pays each Trustee of the Fund who is not also affiliated with OAM and/or Oberweis Brokerage for such services an annual fee of $1,000, plus $750 for each day or part of a day in attendance at a meeting of the Board of Trustees or one of its Committees.

  The Fund reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Fund who are affiliated with OAM and/or Oberweis Brokerage and officers of the Fund will receive no compensation or reimbursement from the Fund for acting in those capacities. However, Trustees and officers of the Fund who are affili-ated with OAM and/or Oberweis Brokerage may directly or indirectly benefit from fees or other remuneration received from the Fund by OAM and/or Oberweis Brokerage. Regular meetings of the Board of Trustees are held quarterly and the audit committee holds at least one meeting during each year.

  The following table sets forth the compensation received by all trustees of the Fund for the fiscal year ended December 31, 1998.

                                           Pension or
                           Aggregate   Retirement Benefits    Estimated
                         Compensation  Accrued as Part of  Annual Benefits    Total
   Trustee               From the Fund    Fund Expenses    Upon Retirement Compensation
   -------               ------------- ------------------- --------------- ------------
Thomas J. Burke.........    $4,000               0                 0          $4,000
Douglas P. Hoffmeyer....     4,000               0                 0           4,000
James D. Oberweis.......         0               0                 0               0
Edward F. Streit........     4,000               0                 0           4,000

                     PRINCIPAL HOLDERS OF SECURITIES

  As of March 31, 1999, the officers and Trustees of the Fund as a group owned
of record or beneficially    %,    % and    % of the then outstanding shares
of the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio, respectively.

  The Fund is aware of the following person(s) owning of record, as benefi-cially, more than 5% of the outstanding shares of the respective Portfolios as of March 31, 1999.

   Name & Address of                Type of
   Owner                   % Owned Ownership
   -----------------       ------- ---------
Emerging Growth Portfolio
[Broker Name/Address]              Record(1)
Micro-Cap Portfolio
[Broker Name/Address]              Record(1)
Mid-Cap Portfolio
[Broker Name/Address]              Record(1)

--------

(1) [Broker Name], a securities broker-dealer, has advised the Fund that no individual Person owns more than 5% of the Portfolio.

                        OBERWEIS ASSET MANAGEMENT, INC.

  The Fund's investment adviser, since October 1, 1994, is Oberweis Asset Man-agement, Inc. ("OAM"), an investment adviser based in North Aurora, Illinois. For additional details concerning OAM, see the Fund's Prospectus under the heading "Management of the Portfolios." Pursuant to a written contract between the Fund and OAM (the "Investment Advisory Agreement"), OAM is responsible for managing the investment and reinvestment of each Portfolio's assets, determin-ing in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, providing the Fund with rec-ords concerning OAM's activities which the Fund is required to maintain under applicable law, and rendering regular reports to the Fund's Trustees and offi-cers concerning Portfolio responsibilities. OAM's investment advisory services to the Fund are all subject to the control of the Trustees, and must be in compliance with the investment objectives, policies and restrictions set forth in the Fund's Prospectus and this SAI and with applicable laws and regula-tions. In addition, OAM is authorized to select broker-dealers, including Oberweis Brokerage, that may execute purchases and sales of the securities for the Portfolios. (See "Portfolio Transactions.")

  The investment adviser is obligated to pay the salaries and fees of any of-ficers of the Fund as well as the Trustees of the Fund who are interested persons (as defined in the Investment Company Act of 1940) of the Fund, who are employed full time by the investment adviser to perform services for the Portfolios under the Investment Advisory Agreement.

  As compensation for its investment advisory services, the investment adviser receives from the Emerging Growth Portfolio at the end of each month a fee at an annual rate equal to .45% of the first $50 million of the average daily net assets of the Portfolio and .40% of the average daily net assets of the Port-folio in excess of $50 million, from the Micro-Cap Portfolio at the end of each month a fee at the annual rate of .60% of the average daily net assets of the Portfolio, and from the Mid-Cap Portfolio at the end of each month a fee at the annual rate of .40% of the average daily net assets of the Portfolio.

  For the years ended December 31, 1998, 1997 and 1996, the advisory fees in-curred by the Emerging Growth Portfolio and payable to OAM were $467,203, $707,165 and $747,719, respectively. For the years ended December 31, 1998, 1997 and 1996, the advisory fees incurred by the Micro-Cap Portfolio and pay-able to OAM were $159,858, $229,152 and $175,144, respectively. For the year ended December 31 1998 and 1997 and for the period September 15, 1996 through December 31, 1996, the advisory fees incurred by the Mid-Cap Portfolio and payable to OAM were $24,468, $26,588 and $8,406, respectively. (See also "Expenses Borne by the Fund.")

  OAM also provides the Fund with non-investment advisory, management and ad-ministrative services pursuant to a written contract (the "Management Agreement"). OAM is responsible under the Management Agreement for providing the Fund with those management and administrative services which are reasona-bly necessary for conducting the business affairs of the Fund, with the exception of investment advisory services, and distribution of each Portfo-lio's shares and shareholder services, which are subject to the Fund's Rule 12b-1 Plan. (See "Distribution Plan and Agreement.") In addition, OAM provides the Fund with office space and basic facilities for management of the Fund's affairs, and bookkeeping, accounting, record keeping and data processing fa-cilities and services.

  OAM is responsible for preparing and updating the Fund's SEC and state reg-istration statement and filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Fund for their services to the Fund as well as the Trustees of the Fund who are in-terested persons of the Fund. OAM also provides information and certain administrative services to shareholders of each Portfolio. These services in-clude, among other things, transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders' account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of infor-mation for its existing shareholders in answering questions concerning the Fund and their transactions with the Fund.

  For its services under the Management Agreement, OAM is paid by the Portfo-lios on a monthly basis an annual management fee equal to .40% of the average daily net assets of each Portfolio. OAM will bear all expenses in connection with the performance of its services to the Fund and each of the Portfolios under the Management Agreement. The Fund is responsible for all other ex-penses. However, the Management Agreement provides that OAM is obligated to reimburse the Portfolios for 100% of the amount by which the Portfolio's ordi-nary operating expenses during any fiscal year, including the management and advisory fees, exceed the following amounts expressed as a percentage of the Portfolio's average daily net assets:

    2.0% of the first $25,000,000; plus
    1.8% of the next $25,000,000; plus
    1.6% of average daily net assets in excess of $50,000,000.

  Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Fund's fiscal year, the aggregate amounts of reimbursement, if any, by the Manager to a Portfolio in excess of the amount necessary to limit the operat-ing expenses on an annual basis to said expense limitation shall be refunded to the Manager. In no event will OAM be required to reimburse a Portfolio in an amount exceeding its management and investment advisory fees.

  For the years ended December 31, 1998, 1997 and 1996, the management fees incurred by the Emerging Growth Portfolio and paid to OAM were $442,202, $682,165 and $722,720, respectively. For the years ended December 31, 1998, 1997 and 1996, the management fees incurred by the Micro-Cap Portfolio and paid to OAM were $106,572, $152,768 and $116,763, respectively, and pursuant to the expense limitation provisions of the Management Agreement, OAM was re-quired to rebate to the Portfolio $19,321 for the fiscal year ended December 31, 1998. For the years ended December 31, 1998 and 1997 and for the period September 15, 1996 through December 31, 1996, the management fees incurred by the Mid-Cap Portfolio and paid to OAM were $24,468, $26,588 and $8,406, re-spectively, and pursuant to the expense limitation provisions of the Management Agreement, OAM was required to rebate to the Portfolio $37,171, $30,892 and $29,841, respectively.

  While the combined investment advisory fee and management fee paid to OAM is higher than the total of such fees paid by many other investment companies, the Fund's Trustees believe that each Portfolio's investment objective and the "Oberweis Octagon" analysis require greater than average services from OAM, which, together with the various management and administrative services pro-vided by OAM, justifies the higher combined fees.

                        DISTRIBUTION PLAN AND AGREEMENT

  As discussed in the Fund's Prospectus under the heading "Distribution of Shares," the Fund has adopted a Plan of Distribution (the "Distribution Plan") and a Distribution and Shareholder Service Agreement (the "Distribution Agree-ment") pursuant to Rule 12b-1 under the 1940 Act (collectively the "Plan and Agreement") under which the Fund compensates Oberweis Brokerage in connection with the distribution of each Portfolio's shares. Oberweis Brokerage will act as the primary distributor of each Portfolio's shares and as the primary shareholder servicing agent for each Portfolio. The Fund pays Oberweis Broker-age a monthly distribution fee at an annual rate of .25% of each Portfolio's average daily net assets and may also reimburse certain out of pocket costs incurred by Oberweis Brokerage for shareholder services provided to the Fund.

  The Distribution Plan is a "compensation type" plan, which means that Oberweis Brokerage may receive compensation that is more or less than the ac-tual expenditure made. Oberweis Brokerage is, however, required to provide the Fund with quarterly listings of all expenditures under the Plan and Agreement.

  Pursuant to the Plan and Agreement, Oberweis Brokerage has agreed, directly or through other firms, to advertise and promote the Fund and provide informa-tion and services to existing and potential shareholders. These services include, among other things, processing new shareholder account applications; converting funds into or advancing federal funds for the purchase of shares of the Fund as well as transmitting purchase orders to the Fund's Transfer Agent; transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions; providing telephone and written communications with respect to shareholder account inquiries and serving as the primary source of information for existing and potential shareholders in answering questions concerning the Fund and their transactions with the Fund; and providing literature distribu-tion, advertising and promotion as is necessary or appropriate for providing information and services to existing and potential shareholders.

  Oberweis Brokerage may be reimbursed monthly by each Portfolio for certain out-of-pocket costs in connection with its services as shareholder service agent, including such costs as postage, data entry, modification and printout, stationery, tax forms and all other external forms or printed material, but not including overhead. Although there is no limitation on the amount of such costs that may be reimbursed under the Plan and Agreement, such costs must be actual, out-of-pocket costs, and the total amount of 12b-1 fees, including re-imbursement of such costs, is included in the total expenses of the Portfolio, subject to the expense limitation based on average daily net assets of each Portfolio. Oberweis Brokerage will furnish with each monthly statement for such reimbursement a written listing of the expenditures on behalf of each Portfolio and their purpose. Oberweis Brokerage compensates its account execu-tives for servicing and administering a shareholder's account.

  The Plan and Agreement provides that Oberweis Brokerage may appoint various broker-dealer firms to assist in providing distribution services for the Fund, including literature distribution, advertising and promotion, and may appoint broker-dealers and other firms (including depository institutions such as com-mercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Fund under related service agreements. To provide these services, these firms will furnish, among other things, office space and equipment, telephone facilities, and personnel as is necessary or beneficial for providing information and services related to the distribution of the Portfolios' shares to Oberweis Brokerage in servicing ac-counts of such firms' clients who own shares of the Fund.

  The Glass-Steagall Act generally prohibits federally chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in Oberweis Brokerage's opinion it should not prohibit banks from being paid for shareholder servicing and record-keeping. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or a fund were prevented from continuing these ar-rangements, it is expected that other arrangements would be made for these services and that shareholders would not suffer adverse financial conse-quences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

  The Plan provides that the Fund's asset-based sales charges (as defined in the NASD's Conduct Rules) shall not exceed those permitted by Rule 2830 of the NASD's Conduct Rules. Further, as permitted by the NASD's Rules, the Emerging Growth Portfolio has elected to calculate its permissible amount of asset-based sales charges on new gross sales of the Portfolio since the Portfolio's inception.

  The Board of Trustees has determined that, in its judgment, there is a rea-sonable likelihood that the Plan and Agreement will benefit the Portfolios and their shareholders. If the sizes of the Portfolios are increased rapidly, fixed expenses will be reduced as a percentage of each shareholder's invest-ment. The 12b-1 expenses will also provide Oberweis Brokerage and others an incentive to promote the Portfolios and to offer individual shareholders prompt and efficient services.

  As required by Rule 12b-1, the Plan, as amended, and Agreement was approved by the Board of Trustees, including a majority of Trustees who are not inter-ested persons, as defined in the 1940 Act, of the Fund, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest in the operation of the Plan.

  Unless terminated earlier as described below, the Plan and Agreement will continue in effect from year to year if approved annually by the Board of Trustees of the Fund, including a majority of the Trustees who are not parties to the Plan and Agreement (or have a direct or indirect financial interest in the operation thereof) and who are not interested persons of the Fund. The Plan may be terminated with respect to the Fund or a Portfolio at any time by
(1) a vote of a majority of the Trustees who are not interested persons of the Fund, who are not parties to the Distribution and Shareholder Service Agree-ment and who have no direct or indirect financial interest therein, or (2) by the vote of a majority of shareholders of that Portfolio. The Distribution and Shareholder Service Agreement may be terminated similarly without penalty upon 60 days written notice by either party and will automatically terminate if as-signed, as defined in the 1940 Act.

  For the year ended December 31, 1998, total 12b-1 fees paid by the Emerging Growth Portfolio to Oberweis Brokerage were $276,377. For that period ended December 31, 1998, Oberweis Brokerage paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $67,242 in sales promotion and literature expenses, $202,613 in service fees paid to brokers, $10,903 in salary expenses and employment services, $16,145 in public relations fees, and $7,423 in registration fees. There was no reimbursement of out-of-pocket ex-penses for such period.

  For the year ended December 31, 1998, total 12b-1 fees paid by the Micro-Cap Portfolio to Oberweis Brokerage were $66,608. For that period Oberweis Broker-age paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $15,772 in sales promotion and literature expense, $54,107 in service fees paid to brokers, $2,676 in salary expenses and employment servic-es, $3,732 in public relations fees, and $2,057 in registration fees. There was no reimbursement of out-of-pocket expenses for such period.

  For the year ended December 31, 1998, total 12b-1 fees paid by the Mid-Cap Portfolio to Oberweis Brokerage were $15,292. For that period Oberweis Broker-age paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $3,770 in sales promotion and literature expense, $14,028 in service fees paid to brokers, $636 in salary expenses and employment services, $877 in public relation fees, and $511 in registration fees. There was no re-imbursement of out-of-pocket expenses for such period.

                       EXPENSES BORNE BY THE PORTFOLIOS

  Other than those expenses payable by OAM and/or Oberweis Brokerage, the Portfolios will pay all of their expenses, including the following:

    (a) Federal, state and local or other governmental agency taxes or fees levied against the Fund.

    (b) Costs, including the interest expense, of borrowing money.

    (c) Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Portfolios.

    (d) Fees and expenses of the Trustees other than those who are "interested persons" (as defined in the 1940 Act) of the Fund.

    (e) Expenses incident to holding meetings of the Fund's Shareholders, including proxy solicitations of the Fund or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

    (f) Fees and expenses in connection with legal services rendered to the Fund, the Board of Trustees of the Fund and duly appointed committees of the Board of Trustees of the Fund, including fees and expenses of special counsel to those Trustees who are not interested persons of the Fund, and litigation.

    (g) Audit and accounting expenses of the independent auditors.

    (h) Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

    (i) Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Fund and its Shares for distribution under federal, state and other laws.

    (j) Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

    (k) Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Fund.

    (l) Premiums for trustee's and officer's liability insurance and insurance carried by the Fund pursuant to the requirements of Section 17(g) of the 1940 Act, or otherwise required by law or deemed desirable by the Board of Trustees.

    (m) Fees and expenses incurred in connection with any investment company organization or trade association of which the Fund may be a member.

    (n) Costs and expenses incurred for promotion or advertising of the Fund's Shares, but only pursuant to a Plan duly adopted in accordance with Rule 12b-1 under the 1940 Act and to the extent that such Plan may from time to time provide.

    (o) Expenses related to issuance or redemption of the Portfolios' shares.

  For the fiscal year ended December 31, 1998, total expenses incurred by the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio were $1,711,164, $548,904 and $159,599, respectively, and the ratio of such total expenses to the Portfolio's average net asset value was 1.55%, 2.06% and 2.61%, respectively. Pursuant to the expense limitation, OAM was required to reimburse the Micro-Cap Portfolio in the amount of $19,321, resulting in net expenses of $529,583 and a net expense ratio of 1.99% and was required to re-imburse the Mid-Cap Portfolio in the amount of $37,171, resulting in net expenses of $122,428 and a net expense ratio of 2.00%.

                            PORTFOLIO TRANSACTIONS

  Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund's Portfolios are made by OAM. OAM is authorized to place orders for securities with various broker-dealers, including Oberweis Broker-age, subject to the requirements of applicable laws and regulations. OAM may place a significant portion of the Portfolios' agency orders with Oberweis Brokerage, as it believes by so doing a Portfolio is able to achieve more con-trol over and better execution of its orders. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reli-ability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and finan-cial condition. However, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a com-petitive bid for each transaction. Furthermore, under the Advisory Agreement, OAM is not obligated to seek the lowest available cost to the Portfolio, so long as it determines in good faith that the broker-dealer's commission, spread or discount is reasonable in relation to the value of the execution and research services provided by such a broker-dealer to the Portfolio, or OAM when viewed in terms of that particular transaction or its overall responsi-bilities with respect to all of its clients, including the Portfolio, as to which it offers advice or exercises investment discretion.

  OAM, with the prior consent of the Fund's Trustees, may place orders with affiliated persons of OAM, Oberweis Brokerage or the Fund subject to (i) the provisions of Sections 10(f) and 17(e)(2) of the 1940 Act and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940,
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereunder and any other applicable laws or regulations, and (ii) procedures properly adopted by the Fund with respect thereto. The Fund has been advised by OAM that it may place orders for securi-ties with Oberweis Brokerage, but only when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM, with the prior consent of the Fund's Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the 1940 Act and Rule 17a-7 thereunder and other applicable laws or regulations, (ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Fund with respect thereto.

  OAM has agreed to furnish certain information quarterly to the Fund's Trust-ees to enable them to evaluate the quality of execution and cost of all orders executed by Oberweis Brokerage. The Fund requires that OAM, as investment ad-viser, record and furnish to the Fund quarterly the following information:

 (A) Exchange Transactions

  A listing showing for each transaction executed by Oberweis Brokerage for the Portfolios during the month, in time sequence, the date of the transac-tion, the price, the commission, the exchange where executed, the security and the number of shares.

 (B) Over-the-Counter Transactions

  A listing showing for each transaction executed by Oberweis Brokerage for the Portfolios during the month, in time sequence, the date of execution, the price, the best bid and ask at the time, the commission for the transaction, the security and the number of shares.

 (C) Transactions Through Other Brokers

  A list of all transactions during each quarter through other brokers, show-ing the price and commission for the transaction, and a summary of commission charges by all other brokers executing transactions for the Portfolios.

  A greater discount, spread or commission may be paid to non-affiliated bro-ker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Portfolios. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecast-ing. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Fund and is responsible for managing the investment and reinvestment of the Portfolios' assets and determining the securities to be purchased and sold, it is believed by the Fund's management to be in the interests of the Fund for OAM, in fulfilling its responsibilities to the Fund, to be authorized to receive and evaluate the research and information provided by other securi-ties brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be uti-lized by OAM for the benefit of its other accounts as well, in the same manner that the Fund might also benefit from information obtained by OAM in perform-ing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM's accounts, the degree of benefit varies by account and is not directly related to the commis-sions or other remuneration paid by such account.

  Some brokers and dealers used by OAM provide research and other services de-scribed above. For the year ended December 31, 1998, the total brokerage commissions paid by the Portfolios to broker-dealers in transactions identi-fied hereunder primarily on the basis of research and other services provided to the Portfolios are as follows: Emerging Growth Portfolio paid $113,550 in brokerage commissions on securities transactions in the amount of $78,106,374; the Micro-Cap Portfolio paid $45,011 in brokerage commissions on securities transactions in the amount of $17,459,934; and the Mid-Cap Portfolio paid $5,783 in brokerage commissions on securities transactions in the amount of $5,993,102.

  Transactions of the Portfolios in the over-the-counter market and the third market may be executed for the Portfolios by Oberweis Brokerage as agent with primary market makers acting as principal, except where OAM believes that bet-ter prices or execution may be obtained otherwise. Transactions with primary market makers reflect the spread between the bid and the ask prices. Occasion-ally, the Portfolios may make purchases of underwritten issues at prices which include underwriting discount fees.

  OAM may place orders with broker-dealers other than Oberweis Brokerage that sell shares of the Fund, provided the price and execution are reasonably be-lieved to be comparable with other nonaffiliated broker-dealers. OAM and the Fund's Board of Trustees review quarterly the Portfolios' brokerage transac-tions for execution and services furnished.

  For the year ended December 31, 1998, the total brokerage commissions paid by the Emerging Growth Portfolio was $170,717, of which 4% or $6,996, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $87,957,323. Seven percent (7%), or $6,134,123, of the securities transactions on which the Portfolio paid brokerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfolio for the year ended December 31, 1998 for which no commission was incurred was $64,459,102.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Emerging Growth Portfolio was $324,335, of which 7% or $22,932, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $175,019,521. Eight percent (8%), or $14,706,078, of the securities transac-tions on which the Portfolio paid brokerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfo-lio for the year ended December 31, 1997 for which no commission was incurred was $114,629,111.

  For the year ended December 31, 1996, the total brokerage commissions paid by the Emerging Growth Portfolio was $198,976, of which 6% or $11,773, was paid to TCC, the Fund's Distributor during that period. The total amount of securities transactions on which the Portfolio paid brokerage commissions dur-ing such period was $62,507,939. Eight percent (8%), or $4,832,694, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transactions of the Port-folio for the year ended December 31, 1996, for which no commission was incurred, was $187,935,883.

  For the year ended December 31, 1998, the total brokerage commissions paid by the Micro-Cap Portfolio was $52,563, of which 3% or $1,494, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $18,181,906. One percent (1%), or $179,564, of the securities transactions on which the Portfo-lio paid brokerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfolio for the year ended De-cember 31, 1998 for which no commission was incurred was $16,131,157.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Micro-Cap Portfolio was $104,095, of which 2% or $2,187, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $37,585,593. Three percent (3%), or $922,165, of the securities transactions on which the Portfo-lio paid brokerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfolio for the year ended De-cember 31, 1997 for which no commission was incurred was $33,518,813. For the year ended December 31, 1996, the total brokerage commissions paid by the Mi-cro-Cap Portfolio was $42,065, of which 4.0% or $1,695, was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $12,872,463. Five percent (5%), or $668,820, of the securities transactions on which the Portfolio paid brokerage commissions were effected through TCC. The total amount of principal transac-tions of the Portfolio for the year ended December 31, 1996, for which no commission was incurred, was $53,097,245.

  For the year ended December 31, 1998, the total brokerage commissions paid by the Mid-Cap Portfolio was $10,661, of which 0% or $0, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $6,682,929. Zero percent (0%), or $0, of the securities transactions on which the Portfolio paid bro-kerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfolio for the year ended December 31, 1998 for which no commission was incurred was $2,785,147.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Mid-Cap Portfolio was $17,339, of which 2% or $300, was paid to Oberweis Brokerage. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $10,738,002. Three percent (3%), or $288,744, of the securities transactions on which the Portfo-lio paid brokerage commissions were effected through Oberweis Brokerage. The total amount of principal transactions of the Portfolio for the year ended De-cember 31, 1997 for which no commission was incurred was $4,594,860. For the period September 15, 1996 through December 31, 1996, the total brokerage com-missions paid by the Mid-Cap Portfolio was $5,958, of which none was paid to TCC. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $5,260,537. The total amount of principal transactions of the Portfolio for the year ended December 31, 1996, for which no commission was incurred, was $2,721,374.

                             SHAREHOLDER SERVICES

  The Fund's Prospectus under the heading Shareholder Information/How to Pur-chase Shares, How to Redeem Shares and Shareholder Services describes information in addition to that set forth below. When a shareholder makes an initial investment in a Portfolio, a shareholder account is opened in accor-dance with the Fund's Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

  A Portfolio will generally not issue certificates for its shares, except that certificates for full amounts will be issued upon a shareholder's written request to the Transfer Agent. The investor will be the record owner of all shares in his account with full shareholder rights, irrespective of whether share certificates are issued. Certain of the functions performed by the Fund in connection with the operation of the accounts described above have been delegated by the Fund to its Transfer Agent.

  In addition to the purchase and redemption services described above, the Fund offers its shareholders the special accounts and services described in the Fund's Prospectus. Applications and information about any shareholder services may be obtained from OAM.

                       DETERMINATION OF NET ASSET VALUE

  See the Fund's Prospectus under the heading Shareholder Information/How to Purchase Shares and Pricing of Fund Shares, for descriptions of certain de-tails concerning the determination of Net Asset Value ("NAV"). The NAV of the shares of the Portfolios are computed once daily, as of the later of the close of the New York Stock Exchange ("NYSE") or the Chicago Board Options Exchange ("CBOE"), on each day the NYSE is open for trading. All securities in the Portfolios other than options are priced as of the close of trading on the NYSE. The options in the Portfolios are priced as of the close of trading on the CBOE. The NAV per share is computed by dividing the value of the Portfo-lio's securities plus all other assets minus all liabilities by the total number of Portfolio shares outstanding. In valuing the Portfolio's securities, each listed and unlisted security, other than options, for which last sale in-formation is regularly reported is valued at the last reported sale price prior to the close of the NYSE. If there has been no sale on such day, the last reported bid price is used. Options are valued at the last reported bid price on the primary exchange as of the close of trading on the CBOE. Any un-listed security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the NYSE determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

                            PURCHASE OF SHARES

  See the Funds' Prospectus under the heading Shareholder Information/How to Purchase Shares for detailed information concerning the purchase of shares of a Portfolio. Shares of the Portfolios are sold at the NAV per share next de-termined after the purchase order is received in proper form by IFTC.

                           REDEMPTION OF SHARES

  See the Fund's Prospectus under the heading Shareholder Information/How to Redeem Shares for detailed information concerning redemption of the shares of a Portfolio. The Fund may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the NYSE is closed, other than weekend and holiday closings, or the Securities and Exchange Commission determines that trading on the NYSE is restricted; (b) the Securities and Exchange Commission determines there is an emergency as a result of which it is not reasonably practical for a Portfolio to sell the in-vestment securities or to calculate their NAV; or (c) the Securities and Exchange Commission permits such suspension for the protection of Portfolio's shareholders. In the case of a suspension of the right of redemption, a share-holder may either withdraw his request for redemption or receive payment at the NAV of his shares existing after termination of the suspension.

  Although it is the Fund's present policy to make payment of redemption pro-ceeds in cash, if the Fund's Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Portfolios, subject to the limitation that, pursuant to an election under Rule 18f-1 under the 1940 Act, each Portfolio is obli-gated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one ac-count. The value of such securities shall be determined as of the close of trading of the NYSE on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities.

                                     TAXES

  Each of the Portfolios has elected to qualify under Subchapter M of the In-ternal Revenue Code of 1986, as amended (the "Code"), so that the Portfolio will not be liable for federal income taxes to the extent that its net invest-ment income and net realized capital gains are currently distributed to its shareholders. Each of the Portfolios will qualify for this status as long as it: (a) derives at least 90% of its gross income from dividends, interest, gains from the sale or other distribution of securities or foreign currencies, and certain other investment income including gain from options, futures or forward contracts; (b) invests in securities that satisfy certain diversifica-tion requirements; and (c) distributes at least 90% of its net investment income and net short-term capital gains to its shareholders each year.

  Except for those shareholders exempt from federal income taxes, dividends and capital gains distributions are taxable to shareholders for purposes of the federal income tax, whether paid in cash or reinvested in additional shares of the Portfolio. Dividends from net investment income are taxable to non-exempt shareholders as ordinary income for federal income tax purposes. For corporate shareholders, such income dividends may be eligible for the de-duction for dividends received from domestic corporations. Distribution of long-term capital gains are taxable to non-exempt shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in a Portfolio. Short-term capital gain distributions are taxable to non-exempt shareholders as ordinary income. Losses incurred by such share-holders on the redemption of shares of a Portfolio held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Portfolio with respect to such shares. Shareholders will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be sub-ject to state and local taxes.

  Income dividends are taxed as ordinary income at rates up to a maximum of 39.6% for individuals. Long-term capital gain distributions (relating to as-sets held by a Portfolio for more than 12 months) made to individual Shareholders are taxable at a maximum rate of 20%. Long-term capital gain dis-tributions made to corporate Shareholders are taxed at the same rate as ordinary income is taxed to corporations.

  In order to avoid a 4% excise tax on undistributed amounts, each Portfolio must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its net investment income for the calendar year plus 98% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. Each Portfolio intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid the 4% excise tax.

  Options, short sales, financial futures contracts and foreign currency transactions entered into by a Portfolio are subject to special tax rules that may accelerate income, defer losses, cause adjustments to the holding period of securities, convert capital gain into ordinary income, and convert short-term capital loss into long-term capital loss. As a result, these rules could affect the amount, timing, and character of Portfolio distributions.

  Federal law requires the Fund to withhold 31% from dividends and/or redemp-tion proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number (in the case of individuals, a social security number) or has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in over-payment of taxes. Federal law also requires the Fund to withhold the applicable tax treaty rate (as opposed to the statutory rate of 30%) from div-idends that are paid to certain nonresident alien, foreign partnership and foreign corporation shareholder accounts when relevant withholding certifi-cates are furnished to the Fund.

  The foregoing is a general and abbreviated summary of the applicable provi-sions of the Code and Treasury Regulations in effect on the date of the Fund's Prospectus and this SAI, which provisions are subject to change by legislative or administrative action. Investors are advised to consult their own tax ad-visers regarding the tax consequences of an investment in the Portfolios. Shareholders are likewise advised to consult their own tax advisers regarding questions as to state or local taxes.

                  SHAREHOLDER MEETINGS AND VOTING RIGHTS

  As a general rule, the Fund is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for ac-tions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the out-standing shares of the Fund or as may be required by applicable law. Under the Declaration of Trust, shareholders are entitled to vote in connection with following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act; (3) with respect to any termina-tion or reorganization of the Portfolios to the extent and as provided in the Declaration of the Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or the Portfo-lios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Fund as may be required by law, the Declaration of Trust, the By-Laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desir-able. Shareholders will vote in the aggregate, except when voting by individual Portfolio is required under the 1940 Act or when the Board of Trustees determines that voting by series is appropriate. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any portfolio of the Fund) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, re-tires or is removed by the majority vote of the shareholders or by the Trustees.

                  CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

  Average annual total return measures both the net investment income gener-ated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio. A Portfolio's average annual total return quotation is computed in accordance with a stan-dardized method prescribed by the rules of the Securities and Exchange Commission, as follows:

    P(1+T)n=ERV

    Where P=a hypothetical initial payment of $1,000

    T=average annual total return

    n=            number of years

    ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof)

  In advertising, sales literature and other publications, the Portfolios' performance may be quoted in terms of total return or average annual total re-turn, which may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or aver-ages of other mutual funds.

                          ADDITIONAL INFORMATION

Fund History

  The Fund is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. The Fund's Agreement and Declaration of Trust ("Trust Agreement") and the By-Laws of the Fund are designed to make the Fund similar in many respects to a corpo-ration. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obliga-tions of the trust, which is not the case in a corporation. The Trust Agreement provides that shareholders shall not be subject to any personal lia-bility to any person extending credit to, contracting with or having any claims against the Fund and that every written agreement, obligation, instru-ment or undertaking made by the Fund shall contain a provision that the same is not binding upon the shareholders personally. Moreover, the Trust Agreement provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund, and the Fund will be covered by insurance which the Trustees believe to be ade-quate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered re-mote.

Shares of the Fund

  Pursuant to the Fund's Trust Agreement, the Fund may issue an unlimited num-ber of shares of beneficial interest in one or more series of "Portfolios," all having no par value. Shares of each Portfolio have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquida-tion of such Portfolio. Shares are fully paid and non-assessable by the Fund when issued, are transferable without restriction and have no preemptive or conversion rights.

Custodian and Transfer Agent

  The Custodian for the Fund is Investors Fiduciary Trust Company, P.O. Box 419042, Kansas City, Missouri 64141, a national bank organized under the laws of the United States. The Fund has authorized the Custodian to deposit certain securities of the Portfolios in central depository systems as permitted by federal law. The Portfolios may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. The Custodian is also the Fund's Transfer Agent and acts as dividend disbursing and redemption agent for the Fund.

Independent Auditors

  Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Fund's annual financial statements, reviews certain regula-tory reports and prepares the Fund's income tax returns, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.

Financial Statements

  The audited statements of the Fund, including the notes thereto, contained in the Annual Report of the Fund for the fiscal year ended December 31, 1998, were filed with the Securities and Exchange Commission on February 18, 1999 and are incorporated herein by reference.

  Shareholders will receive the Fund's audited annual report and the unaudited semiannual report.

Counsel

  Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illi-nois 60601, is legal counsel to the Fund.

Other Information

  The Fund's Prospectus and this SAI omit certain information contained in the Registration Statement, which the Fund has filed with the Securities and Ex-change Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is avail-able for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

PRESIDENT'S LETTER


Dear Oberweis Funds Shareholder:

The Oberweis Funds invest in extraordinarily rapidly growing companies. The average growth rates for both revenues and earnings for the companies owned by the Emerging Growth Portfolio and the Micro-Cap Portfolio were in excess of 90% at the end of 1998. For the Mid-Cap Portfolio, which owns somewhat larger companies, the growth rates were 60%. These exceptional growth rates should, in our opinion, command substantially higher PE ratios than the S&P 500, and in the past, the PE ratios for all three funds have been substantially higher than the market as a whole (or the S&P 500). But for the last two years investors have eagerly purchased large, well known stocks, and generally avoided smaller company stocks. This attitude has produced a very difficult environment for small company stocks (unless they are connected to the Internet in investors' minds). For the first time, the average PE ratio of one of our portfolios (the Micro-Cap portfolio) actually had an average PE 20% below the S&P 500 based on earnings estimates for the next year. In the past, the portfolios have typically had average PEs 50% to 100% higher than the S&P 500. In our opinion, this indicates that small, rapidly growing company stocks represent a better value than large company stocks.

We have felt for more than a year that small company stocks represented a better value than large company stocks, yet big company stocks continued to outperform small company stocks until October 8th. We don't know why, but since last October 8th, rapidly growing company shares seem to have once again captured investor interest. All three portfolios gained approximately 60% from the October 8th close to the end of the year. Unfortunately, for the Emerging
Growth and Micro-Cap portfolios, that gain merely made up for earlier losses. For the year, the Micro-Cap Portfolio gained 4.3% and the Emerging Growth Portfolio lost 3.1%. The Russell 2000, a small stock index, lost 2.5% for the year. The Mid-Cap Portfolio, which invests in medium size companies, did much better, gaining 22.4% for the year compared to 19.1% for the S&P 400 Mid-Cap.

While there are no guarantees, we are hopeful that a multi-year swing towards smaller company stocks began on October 8th.

Finally, I would again like to sincerely thank you for investing with me in our funds. I realize that the short term share volatility can be frustrating; but over the long run, accepting that volatility--or even taking advantage of it by buying on dips--may produce reasonable rewards. Just a reminder on our Micro-Cap portfolio--we do intend to close the portfolio when it hits $60 million in assets. We believe that we can only invest a very limited sum in such small companies (the average market cap is only $145 million). We have to limit the amount of money we manage in this area or limit the performance of the fund. We choose to limit the amount of money. It is currently about $30 million. If you have any questions about your account, please call shareholder services at 800-245-7311. If you have any questions about the fund's investment policies, please feel free to call us directly. We're normally available from 7:30 AM until 6:00 PM central time and from 9:30 until noon on Saturday at 800-323-6166 or at 630-801-6000 in the Chicago area.

                                              Sincerely,

                                              /S/ James D. Oberweis
                                              ---------------------
                                              James D. Oberweis
                                              President

                               THE OBERWEIS FUNDS
                       MANAGEMENT DISCUSSION AND ANALYSIS


The Oberweis Funds are positioned to take advantage of the long-term price appreciation that occurs when the market places an appropriately high value on fast growing companies. The market for such stocks was generally weak during the first nine months of 1998, though the fourth quarter produced a strong rebound. For the full year, the Mid-Cap Portfolio gained 22.4%, beating the 19.1% for the S&P 400 Mid-Cap Index. The Micro-Cap Portfolio gained 4.3%, beating the Russell 2000 small cap index which lost 2.5%. The Emerging Growth Portfolio lost 3.1%, slightly trailing the Russell 2000. The Mid-Cap Portfolio has had a 13.2% average annual return since inception (9/15/96). The Micro-Cap Portfolio has had a 12.4% average annual return since inception three years ago. The Emerging Growth Portfolio has had an 8.3% average annual return for the last five years and a 15.9% ten year return.

Internet stocks were the story of 1998. Any company connected to the Internet or with .com in its name seemed to soar ever higher without regard to such normal concerns as sales and earnings. Since our investment approach is geared towards profitable companies with rapid growth in both earnings and revenues, Internet stocks were not generally available to our portfolios. However, a few profitable Internet related companies such as Mindspring, an ISP, did meet our criteria early in the year and we still owned it at the end of the year, though it has increased in price and PE so much that we would no longer be able to buy it because of its now very high PE. In fact its high PE helped to pull up the average PE of both the Mid-Cap and Emerging Growth portfolios. (Mindspring was a small cap stock at the beginning of 1998 but quickly moved up to Mid-Cap size.) The average PE ratios at the end of 1998 of the Mid-Cap, Emerging Growth, and Micro-Cap Portfolios, based on estimated earnings, are 34, 35, and 18 compared to 23 for the S&P 500 and 19 for the Russell 2000, according to William O'Neil & Co.

The portfolio turnover rates for the Emerging Growth, Micro-Cap, and Mid-Cap portfolios for 1998 were the lowest ever at 49%, 41%, and 72%. We do not expect rates to stay quite that low. The expense ratios for the three portfolios were 1.55%, 1.99% and 2.0% (after expense reimbursement). They would have been 1.55%, 2.06% and 2.61% had there been no reimbursement. The average commission rate paid by each portfolio for agency transactions (generally on the NYSE, Instinet and Bloomberg Trading System) was approximately three cents per share traded, also the lowest ever as commission rates continue to decline. We believe this rate compares favorably to most other mutual funds. The lower spreads now present in the NASDAQ market also helped lower our total transaction costs in 1998.

                               THE OBERWEIS FUNDS
                       MANAGEMENT DISCUSSION AND ANALYSIS


                        Average Annual Total Returns /(1)/
                              Periods Ended 12/31/98

                                                   Since
                  One       Five       Ten       Inception
                  Year     Years      Years       1/7/87
                 -----------------------------------------
OBEGX            -3.1%      +8.3%     +15.9%      +12.7%
Russell 2000     -2.5%     +11.9%     +12.9%      +11.3%

 Growth of an Assumed $10,000 Investment
From January 7, 1987 to December 31, 1998

[CHART APPEARS HERE]

            Oberweis Em      Russell 2000
-----------------------------------------
                 10,000            10,000
-----------------------------------------
1987              9,094             8,537
-----------------------------------------
1988              9,612            10,664
-----------------------------------------
1989             12,012            12,395
-----------------------------------------
1990             12,062             9,977
-----------------------------------------
1991             22,573            14,571
-----------------------------------------
1992             25,653            17,254
-----------------------------------------
1993             28,147            20,515
-----------------------------------------
1994             27,157            20,166
-----------------------------------------
1995             38,716            25,902
-----------------------------------------
1996             47,413            30,169
-----------------------------------------
1997             43,340            36,915
-----------------------------------------
1998             42,009            35,974
-----------------------------------------

Average Annual Total Returns /(1)/
       Periods Ends 12/31/98

                            Since
                  One     Inception
                 Year      1/1/96
                 ------------------
OBMCX            +4.3%      +12.4%
Russell 2000     -2.5%      +11.6%


 Growth of an Assumed $10,000 Investment
From January 1, 1996 to December 31, 1998

[CHART APPEARS HERE]

              Oberweis Micro     Russell 2000
---------------------------------------------
  1/1/96              10,000         9,999.71
---------------------------------------------
12/31/96              12,279         11,647.2
---------------------------------------------
12/31/97              13,590           14,252
---------------------------------------------
12/31/98              14,190        13,888.66
---------------------------------------------

   Average Annual Total Returns /(1)/
         Periods Ended 12/31/98

                                 Since
                     One       Inception
                    Year         9/15/96
-----------------------------------------
OBMDX               +22.4%         +13.2%
Russell 2000         -2.5%         +11.2%
S&P 400 Mid-cap     +19.1%         +25.9%

   Growth of an Assumed $10,000 Investment
From September 15, 1996 to December 31, 1998

[CHART APPEARS HERE]

             Oberweis Mid-Cap     Standard & Poor     Russell 2000
------------------------------------------------------------------
 9/15/96               10,000              10,000           10,000
------------------------------------------------------------------
12/31/96               10,290              10,749           10,693
------------------------------------------------------------------
12/31/97               10,846              14,216           13,084
------------------------------------------------------------------
12/31/98               13,271              16,933           12,751
------------------------------------------------------------------

/(1)/Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Results include the reinvestment of all dividends and capital gains distributions. The Standard & Poor's 400 Mid-Cap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index is an unmanaged index consisting of 2000 Small Cap Securities with an average market capitalization of approximately $547 million. A sales load of 4% was charged on the Oberweis Emerging Growth Portfolio until December 31, 1991 and is not reflected in the total return figures or graph above.

                      OBERWEIS EMERGING GROWTH PORTFOLIO

                           Portfolio of Investments

                    December 31, 1998 (value in thousands)


Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
             COMMON STOCKS - 103.3%

             Commercial Services -
             Business Services - 1.3%
   60,000    First Consulting Group, Inc. @ 20.500             $ 1,230
                                                               -------
             Commercial Services - Misc. - 9.5%
   18,500    Abacus Direct Corp. @ 45.500                          842
   10,200    Factset Research Systems, Inc. @ 61.750               630
  *48,000    Inspire Insurance Solutions @ 18.375                  882
   50,000    International Telecomm Data Systems @ 14.750          737
    5,000    Lason, Inc. @ 58.187                                  291
  *40,000    Medquist, Inc. @ 39.500                             1,580
  *73,800    Metzler Group, Inc. @ 48.687                        3,593
   50,000    NovaCare Employee Services @ 5.375                    269
                                                               -------
                                                                 8,824
                                                               -------
             Commercial Services -
             Security Safety - 0.5%
   20,000    Bacou USA, Inc. @ 21.500                              430
                                                               -------
             Commercial Services - Staffing - 1.0%
   40,000    Staffmark, Inc. @ 22.375                              895
                                                               -------
             Computer - Integrated Systems - 4.0%
   58,000    Apex PC Solutions, Inc. @ 28.875                    1,675
  140,000    Javelin Systems, Inc. @ 15.000                      2,100
                                                               -------
                                                                 3,775
                                                               -------
             Computer - Local Networks - 1.8%
   50,000    Xircom, Inc. @ 34.000                               1,700
                                                               -------
             Computer - Memory Devices - 3.1%
  *64,200    Network Appliance, Inc. @ 45.000                    2,889
                                                               -------
             Computer Peripherials - 0.9%
   30,000    Cybex Computer Products @ 29.375                      881
                                                               -------
             Computer Services - 3.8%
   40,000    Ciber, Inc. @ 27.937                                1,117
   30,000    CGI Group, Inc. Class A @ 19.812                      594
   50,000    Crystal Systems Solutions @ 10.312                    516
   10,000    IMRGlobal Corp. @ 29.437                              294
   60,000    Tier Technologies, Inc. Class B @ 17.250            1,035
                                                               -------
                                                                 3,556
                                                               -------
             Computer Software - Desktop - 2.2%
  136,000    Made 2 Manage Systems, Inc. @ 14.875                2,023
                                                               -------

             Computer Software - Enterprise - 11.5%
   30,000    Concord Communications, Inc. @ 56.750               1,702
    6,000    Engineering Animation, Inc. @ 54.000                  324
   20,000    New Dimension Software @ 48.125                       963

Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
  *90,000    New Era of Networks, Inc. @ 44.000                $ 3,960
   18,680    Platinum Technology, Inc. @ 19.125                    357
  *12,000    Sapient Corp. @ 56.000                                672
   20,000    Segue Software, Inc. @ 20.250                         405
   80,000    Summit Design, Inc. @ 9.312                           745
   26,400    Veritas Software Corp. @ 59.937                     1,582
                                                               -------
                                                                10,710
                                                               -------
             Computer Software - Finance - 0.9%
  *18,000    Great Plains Software, Inc. @ 48.250                  869
                                                               -------
             Computer Software - Internet - 6.7%
  *80,000    Broadvision, Inc. @ 32.000                          2,560
  *60,000    Mindspring Enterprises, Inc. @ 61.062               3,664
                                                               -------
                                                                 6,224
                                                               -------
             Computer Software - Security - 1.3%
   40,000    Axent Technologies, Inc. @ 30.562                   1,223
                                                               -------
             Cosmetics - Personal Care - 1.3%
   25,400    Chattem, Inc. @ 47.875                              1,216
                                                               -------
             Electronics - Components  /
             Semiconductors - 3.8%
  *10,000    Broadcom Corp. Class A @ 120.750                    1,207
   15,000    Micrel, Inc. @ 55.000                                 825
   10,000    QLogic Corp. @ 130.875                              1,309
    5,000    RF Micro Devices, Inc. @ 46.375                       232
                                                               -------
                                                                 3,573
                                                               -------
             Food - Miscellaneous 0.9%
   30,000    Hain Food Group, Inc. @ 25.000                        750
   10,000    Jutrzenka @ 3.931                                      39
                                                               -------
                                                                   789
                                                               -------
             Household Appliances - 2.8%
  100,000    Salton - Maxim Housewares, Inc. @ 25.625            2,563
                                                               -------
             Leisure & Recreation Products - 2.8%
   40,000    Cinar Films, Inc. @ 25.375                          1,015
   60,000    Family Golf Centers, Inc. @ 19.750                  1,185
   20,000    Medialink Worldwide, Inc. @ 17.000                    340
                                                               -------
                                                                 2,540
                                                               -------
             Machinery - 0.5%
   20,000    Xeikon N.V. @ 23.500                                  470
                                                               -------
             Medical - Biomed Genetics - 2.7%
   41,000    Qiagen N.A. @ 60.250                                2,470
                                                               -------
             Medical / Dental Services - 8.7%
 *125,000    Advance Paradigm, Inc. @ 35.000                     4,375
   80,000    IMPATH, Inc. @ 26.500                               2,120
   68,400    Kendle International, Inc. @ 23.375                 1,599
                                                               -------
                                                                 8,094
                                                               -------

See notes to Portfolio of Investments.

                      OBERWEIS EMERGING GROWTH PORTFOLIO

                      Portfolio of Investments (cont'd.)


Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
             Medical - Equipment & Supplies - 4.1%
  *50,000    Ocular Sciences, Inc. @ 26.750                    $ 1,337
   36,000    Osteotech, Inc. @ 46.500                            1,674
   50,000    Sabratek Corp. @ 16.375                               819
                                                               -------
                                                                 3,830
                                                               -------
             Medical - Ethical Drugs - 3.8%
    5,200    Andrx Corp. @ 51.250                                  266
   80,000    King Pharmaceuticals, Inc. @ 26.125                 2,090
   72,000    Theragenics Corp. @ 16.812                          1,211
                                                               -------
                                                                 3,567
                                                               -------
             Medical - Instruments - 0.9%
   25,000    Perclose, Inc. @ 33.125                               828
                                                               -------
             Medical - Nursing Homes /
             Outpatient Care - 2.1%
   70,000    Assisted Living Concepts @ 13.125                     919
   20,200    Sunrise Assisted Living @ 51.875                    1,048
                                                               -------
                                                                 1,967
                                                               -------
             Medical - Products - 2.0%
  *40,000    Resmed, Inc. @ 45.375                               1,815
                                                               -------
             Pollution Control - 0.9%
   50,000    Stericycle, Inc. @ 16.125                             806
                                                               -------
             Restaurants - 7.9%
  222,000    Logan's Roadhouse, Inc. @ 23.500                    5,217
   45,000    Papa John's International, Inc. @ 44.125            1,986
   10,000    P.F. Chang's China Bistro @ 22.750                    227
                                                               -------
                                                                 7,430
                                                               -------
             Retail - Apparel - 4.1%
  *30,000    American Eagle Outfitters @ 66.625                  1,999
   30,000    Chico's Fas, Inc. @ 23.375                            701
   46,000    Children's Place @ 25.125                           1,156
                                                               -------
                                                                 3,856
                                                               -------
             Retail - Home Furnishings 0.3%
   10,000    Select Comfort Corp. @ 26.437                         264
                                                               -------
             Retail / Misc. - 1.0%
   26,300    Sonic Automotive, Inc. @ 34.437                       906
                                                               -------
             Retail / Wholesale - Computers - 2.9%
   80,000    Brightpoint, Inc. @ 13.750                          1,100
  *90,000    CHS Electronics, Inc. @ 16.937                      1,524
   10,000    Computerland @ 12.250                                 123
                                                               -------
                                                                 2,747
                                                               -------
             Telecommunications - Equipment - 0.4%
      500    Carrier Access Corp. @ 34.437                          17
   37,500    DSET Corp. @ 10.375                                   389
                                                               -------
                                                                   406
                                                               -------

Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
             Telecommunications - Services - 0.9%
  55,000     IDT Corp. @ 15.375                                $   846
                                                               -------
             Total Common Stocks
             (Cost:  $60,340,000)                              $96,212
                                                               -------

Face Amount                                                      Value
----------------------------------------------------------------------
             CONVERTIBLE DEBT OBLIGATIONS - 0.4%

             Medical - Management Services - 0.4%
 $1,500,000**Complete Management, Inc.
             8.00% due 12-15-03 @ 21.625                           325
                                                               -------
             Total Convertible Debt Obligations
             (Cost: $1,500,000)                                    325
                                                               -------
             Total Investments - 103.7%
             (Cost: $61,840,000)                                96,537
                                                               -------

See notes to Portfolio of Investments.

                       OBERWEIS EMERGING GROWTH PORTFOLIO
                       Portfolio of Investments (cont'd.)

Contracts                                                  Value
----------------------------------------------------------------
           COVERED CALL OPTIONS - (1.0%)
      100  Advance Paradigm, Inc., January $35           $   (16)
       20  Advance Paradigm, Inc., March $35                  (9)
       30  American Eagle Outfitters, February $60           (28)
      100  Broadcom Corp. Class A, January $120             (110)
      550  Broadvision, Inc., January $40                    (28)
      100  CHS Electronics, Inc., January $20                 (2)
      100  CHS Electronics, Inc., January $22.50              --
      100  Great Plains Software, Inc., January $40          (85)
      100  IMRGlobal, Corp., February $40                    (10)
       20  Inspire Insurance Solutions, January $40           --
       55  Medquist, Inc., February $40                      (14)
      138  Metzler Group, Inc., January $50                  (22)
       50  Mindspring Enterprises, Inc., January $50         (59)
      300  Mindspring Enterprises, Inc., January $75         (41)
      200  Mindspring Enterprises, Inc., January $80          (5)
      164  Network Appliance, Inc., January $40              (80)
      200  New Era of Networks, Inc., January $32.50        (225)
      200  New Era of Networks, Inc., January $50            (16)
      500  New Era of Networks, Inc., February $50          (116)
      100  Ocular Sciences, Inc., January $30                 (4)
      100  Resmed, Inc., January $40                         (57)
      120  Sapient Corp., January $70                         (5)
           Total Covered Call Options                    -------
           (Premiums received: $716,000)                    (932)

           Other Liabilities less Assets - (2.7%)         (2,490)
                                                         -------
           NET ASSETS - 100%                             $93,115
                                                         =======

Notes to Portfolio of Investments
--------------------------------------------------------------------------------

* All or a portion of these stocks were held in escrow at December 31, 1998 to cover call options written. The aggregate market value was $14,784,000.

** Income producing security during the year ended December 31, 1998.

Based on the cost of investments of $61,840,000 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation was $39,532,000, the aggregate gross unrealized depreciation was $4,835,000 and the net unrealized appreciation of investments was $34,697,000.

                         OBERWEIS MICRO-CAP PORTFOLIO

                           Portfolio of Investments

                    December 31, 1998 (value in thousands)

Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
             COMMON STOCKS - 98.7%
             AEROSPACE - 3.3%
   10,000    Integral Systems, Inc. @ 19.437                   $   194
   24,000    Kellstrom Industries, Inc. @ 28.750                   690
   13,000    Kreisler Manufacturing Corp. @ 4.062                   53
                                                               -------
                                                                   937
                                                               -------
             Building - A/C & Heating Products - 0.1%
    1,000    AAON, Inc. @ 9.312                                      9
                                                               -------
             Chemicals - Plastics - 0.5%
   15,000    Summa Industries, Inc. @ 9.062                        136
                                                               -------
             Commercial Services - Advertising - 1.3%
   37,000    Display Technologies, Inc. @ 7.437                    275
   50,000    HMG Worldwide Corp. @ 2.062                           103
                                                               -------
                                                                   378
                                                               -------
             Commercial Services - Misc. - 5.1%
   30,000    Analytical Surveys, Inc. @ 30.812                     925
   15,000    Innotrac Corp. @ 18.125                               272
   22,100    Interstate National Dealer @ 10.875                   240
                                                               -------
                                                                 1,437
                                                               -------
             Commercial Services - Staffing - 5.1%
  *55,000    RCM Technologies, Inc. @ 26.500                     1,457
                                                               -------
             Computer - Integrated Systems - 6.7%
   50,000    Javelin Systems, Inc. @ 15.000                        750
   54,000    Symix Systems, Inc. @ 21.000                        1,134
                                                               -------
                                                                 1,884
                                                               -------
             Computer Services - 2.7%
   30,000    Brightstar Information Technology @ 7.875             236
   12,000    DA Consulting Group, Inc. @ 21.875                    262
   15,000    SPR, Inc. @ 17.250                                    259
                                                               -------
                                                                   757
                                                               -------
             Computer Software - Desktop - 4.7%
  *50,000    Verity, Inc. @ 26.500                               1,325
                                                               -------
             Computer Software - Enterprise - 9.1%
   25,000    Catalyst International, Inc. @ 12.000                 300
   25,000    Cognicase, Inc. @ 22.234                              556
   20,000    Forsoft Ltd. @ 10.375                                 207
   30,000    Made 2 Manage Systems, Inc. @ 14.875                  446
   10,066    Peregrine Systems, Inc. @ 46.375                      467
  *30,000    Quadramed Corp. @ 20.500                              615
                                                               -------
                                                                 2,591
                                                               -------
             Computer Software - Finance - 1.4%
   50,000    Clarus Corp. @ 6.000                                  300
   10,000    Interlinq Software Corp. @ 8.750                       87
                                                               -------
                                                                   387
                                                               -------

Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
             Computer Software - Medical - 1.4%
   12,000    Infocure Corp. @ 32.750                           $   393
                                                               -------
             Electrical - Equipment / Components - 0.4%
    8,000    Isomet Corp. @ 3.000                                   24
   20,000    Questron Technology, Inc. @ 4.500                      90
                                                               -------
                                                                   114
                                                               -------
             Electrical - Military Systems - 1.8%
   40,000    Advanced Communication Systems
             @ 12.500                                              500
                                                               -------
             Electronics - Semiconductors / Components - 4.7%
   50,000    Genesis Microchip, Inc. @ 24.250                    1,213
   15,000    Global Payment Tech, Inc. @ 8.125                     122
                                                               -------
                                                                 1,335
                                                               -------
             Food - Misc. Preparation - 0.4%
    15,000   Pure World, Inc. @ 8.062                              121
                                                               -------
             Household - Housewares - 0.2%
     9,000   Decora Industries, Inc. @ 7.687                        69
                                                               -------
             Leisure - Toys / Games - 5.9%
   *20,000   Action Performance COS, Inc. @ 35.375                 707
    60,000   Creative Master International, Inc. @ 6.000           360
    20,000   Four Media Co. @ 8.125                                163
    40,000   JAKKS Pacific, Inc. @ 10.750                          430
                                                               -------
                                                                 1,660
                                                               -------
             Machinery - 2.8%
    39,500   A.S.V., Inc. @ 17.875                                 706
    15,000   Qualmark Corp. @ 5.375                                 81
                                                               -------
                                                                   787
                                                               -------
             Medical / Dental Services - 0.2%
    5,000    American Healthcorp, Inc. @ 9.812                      49
                                                               -------
             Medical / Ethical Drugs - 1.0%
   20,000    Akorn, Inc. @ 4.875                                    98
   35,000    Synthetech, Inc. @ 5.125                              179
                                                               -------
                                                                   277
                                                               -------
             Medical Instruments - 3.0%
   60,000    Colorado MEDtech, Inc. @ 13.250                       795
   20,000    Rehabilicare, Inc. @ 3.250                             65
                                                               -------
                                                                   860
                                                               -------
             Medical - Nursing Home - 1.4%
   50,000    Balanced Care Corp. @ 8.000                           400
                                                               -------

See notes to Portfolio of Investments.

                         OBERWEIS MICRO-CAP PORTFOLIO

                      Portfolio of Investments (cont'd.)


Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
             Pollution Control - 0.4%
   50,000    Innovative Medical Services @ 2.000               $   100
                                                               -------
             Real Estate - Operations - 0.4%
   15,000    Kennedy - Wilson, Inc. @ 7.000                        105
                                                               -------
             Restaurants - 4.6%
   55,000    Logan's Roadhouse, Inc. @ 23.500                    1,293
                                                               -------
             Retail - Apparel - 1.3%
   16,000    Chico's Fas, Inc. @ 23.375                            374
                                                               -------
             Retail - Home Furnishings - 1.3%
   15,000    Rent-Way, Inc. @ 24.312                               365
                                                               -------
             Retail - Mail Order - 3.0%
   45,000    DM Management Co. @ 19.000                            855
                                                               -------
             Shoes & Related Apparel - 0.7%
   25,000    Steven Madden Ltd. @ 8.500                            213
                                                               -------
             Telecommunications - 12.7%
   96,300    Gilat Communications Ltd. @ 9.937                     957
  *40,000    Geotel Communications Co. @ 37.250                  1,490
  150,000    International FiberCom, Inc. @ 7.312                1,097
  115,000    Telecomm Industries, Inc. @ .468                       54
                                                               -------
                                                                 3,598
                                                               -------
             Telecommunications - Equipment - 2.3%
    7,000    Comtech Telecommunciations Corp. @ 8.750               61

   50,000    Gentner Communications @ 3.875                        194
   24,500    Spectralink Corp. @ 3.625                              89
   18,000    Xeta Corp. @ 17.375                                   313
                                                               -------
                                                                   657
                                                               -------
             Textile - Manufacturing - 8.2%
    8,200    Conso Products Co. @ 5.875                             48
   50,000    Cutter & Buck, Inc. @ 37.250                        1,863
   25,000    Frenchtex @ 1.125                                      28
   30,000    Happy Kids, Inc. @ 12.750                             382
                                                               -------
                                                                 2,321
                                                               -------
             Transportation - Rail - 0.6%
   20,000    RailAmerica, Inc. @ 8.500                             170
                                                               -------
             Total Common Stocks
             (Cost: $17,876,000)                               $27,914
                                                               =======

Face Amount                                                      Value
----------------------------------------------------------------------
             COMMERCIAL PAPER - 2.1%
 $605,000    Heller Financial, Inc.
             4.75% DUE 01-04-99                                $   605
                                                               -------
             Total Commercial Paper
             (Cost: $605,000)                                      605
                                                               -------
             Total Investments - 100.8%
             (Cost: $18,481,000)                                28,519
                                                               -------

Contracts                                                        Value
----------------------------------------------------------------------
             COVERED CALL OPTIONS - (0.4%)
      100    Action Performance COS, Inc., January $40         $    (7)
       50    Geotel Communications Co., January $30                (36)
      100    Geotel Communications Co., January $35                (36)
       40    Quadramed Corp., January $30                           --
       50    Quadramed Corp., February $30                          (3)
       20    RCM Technologies, Inc., January $22.50                 (8)
      100    Verity, Inc., January $25                             (30)
                                                               -------
             Total Covered Call Options
             (Premiums received: $69,000)                         (120)

             Other Liabilities less Assets - (0.4%)               (109)
                                                               -------
             NET ASSETS - 100%                                 $28,290
                                                               =======

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
* All or a portion of these stocks were held in escrow at December 31, 1998 to cover call options written. The aggregate market value was $1,415,000.

  Based on the cost of investments of $18,481,000 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation was $10,751,000, the aggregate gross unrealized depreciation was $713,000 and the net unrealized appreciation of investments was $10,038,000.

                          OBERWEIS MID-CAP  PORTFOLIO

                            Portfolio of Investments

                     December 31, 1998 (value in thousands)

Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
             COMMON STOCKS - 98.1%
             Commercial Services - 3.3%
    3,000    Robert Half International, Inc. @ 44.687          $   134
    3,000    Sylvan Learning Systems, Inc. @ 30.500                 92
                                                               -------
                                                                   226
                                                               -------
             Computer Services - 6.8%
    2,000    CSG Systems International, Inc. @ 79.000              158
    3,000    International Network Services @ 66.500               200
    4,000    Mastech Corp. @ 28.625                                114
                                                               -------
                                                                   472
                                                               -------
             Computer Software - Desktop - 2.1%
    2,500    Gemstar International Group Ltd. @ 57.250             143
                                                               -------
             Computer Software - Enterprise - 22.2%
   *2,250    Citrix Systems, Inc. @ 97.062                         218
    4,000    Compuware Corp. @ 78.125                              312
    2,000    Documentum Inc. @ 53.437                              107
    2,000    Keane, Inc. @ 39.937                                   80
    1,500    Legato Systems, Inc. @ 65.937                          99
    2,000    Lernout & Hauspie Speech @ 32.625                      65
  **2,000    Mercury Interactive Corp. @ 63.250                    127
    6,000    Siebel Systems, Inc. @ 33.937                         204
   *3,000    Veritas Software Corp. @ 59.937                       180
    4,000    Visio Corp. @ 36.562                                  146
                                                               -------
                                                                 1,538
                                                               -------
             Computer Software - Internet - 2.7%
   *3,000    Mindspring Enterprises, Inc. @ 61.062                 183
                                                               -------

             Computer Software - Security - 4.6%
    4,000    Check Point Software Technologies, Ltd. @ 45.812      183
    2,000    Network Associates, Inc. @ 66.250                     133
                                                               -------
                                                                   316
                                                               -------
             Electronics - Components /
             Semiconductors - 8.8%
    1,000    QLogic Corp. @ 130.875                                131
    2,000    RF Micro Devices, Inc. @ 46.375                        93
   *1,500    VISX, Inc. @ 87.437                                   131
   *5,500    Vitesse Semiconductor @ 45.625                        251
                                                               -------
                                                                   606
                                                               -------
             Electronics / Measuring Instruments - 1.9%
    1,500    Waters Corp. @ 87.250                                 131
                                                               -------

             Financial - Consumer Loans - 2.0%
   10,000    Americredit Corp. @ 13.812                            138
                                                               -------

             Financial Services - Miscellaneous - 3.7%
    6,000    Concord EFS, Inc. @ 42.375                            254
                                                               -------

Shares       Company (Closing Price)                             Value
----------------------------------------------------------------------
             Medical - Biomed Genetics - 7.3%
    2,500    Agouron Pharmaceuticals, Inc. @ 58.750            $   147
    2,500    Biogen, Inc. @ 83.000                                 208
    4,000    Incyte Pharmaceuticals @ 37.375                       149
                                                               -------
                                                                   504
                                                               -------
             Medical - Dental Services - 2.2%
    2,300    Orthodontic Centers of America @ 19.437                45
    2,000    Quintiles Transnational @ 53.375                      106
                                                               -------
                                                                   151
                                                               -------
             Medical - Ethical Drugs - 2.9%
    3,000    Biovail Corp. International @ 37.812                  114
    1,500    Medicis Pharmaceuticals Class A @ 59.625               89
                                                               -------
                                                                   203
                                                               -------
             Medical - Hospitals - 1.1%
    1,500    Universal Health Services @ 51.875                     78
                                                               -------
             Medical - Instruments - 3.0%
    4,000    Arterial Vascular Engineering @ 52.500                210
                                                               -------

             Medical - Outpatient / Homecare - 2.8%
    6,666    Total Renal Care Holdings @ 29.562                    197
                                                               -------
             Medical - Products - 2.3%
    1,500    Minimed, Inc. @ 104.750                               157
                                                               -------
             Restaurants - 0.9%
  **2,200    CKE Restaurant, Inc. @ 29.437                          65
                                                               -------

             Retail - 8.0%
    5,000    Abercrombie & Fitch Co. @ 70.750                      354
    3,000    American Eagle Outfitters @ 66.625                    200
                                                               -------
                                                                   554
                                                               -------
             Retail / Wholesale - Computers - 3.8%
    8,000    Brightpoint, Inc. @ 13.750                            110
   *5,000    CHS Electronics, Inc. @ 16.937                         84
    2,000    Ingram Micro, Inc. @ 34.875                            70
                                                               -------
                                                                   264
                                                               -------
             Telecommunications -
             Equipment - 5.7%
    7,000    Excel Switching Corp. @ 38.000                        266
    1,500    Plantronics, Inc. @ 86.000                            129
                                                               -------
                                                                   395
                                                               -------

            Total Common Stocks
            (Cost: $4,638,000 )                                $ 6,785
                                                               -------

See notes to Portfolio of Investments.

                          OBERWEIS MID-CAP PORTFOLIO

                      Portfolio of Investments (cont'd.)


Face Amount                                                      Value
----------------------------------------------------------------------
             REPURCHASE AGREEMENT - 0.3%
  $20,000    State Street Bank and Trust Co.
             Dated 12/31/98, Collateralized by
             U.S. Treasury Bonds 8.50%, Due 01/02/99           $    20
                                                               -------
             Total Repurchase Agreement
             (Cost: $20,000)                                        20
                                                               -------
             Total Investments - 98.4%
             (Cost: $4,658,000)                                  6,805
                                                               -------

Contracts                                                        Value
----------------------------------------------------------------------
             COVERED CALL OPTIONS - (0.6%)
       50    CHS Electronics, Inc, January $22.50              $    --
       22    Citrix Systems, Inc., January $90                     (18)
       30    Mindspring Enterprises, Inc., January $80              (1)
       20    Veritas Software Corp., February $70                   (4)
       15    VISX, Inc., February $80                              (13)
        5    Vitesse Semiconductor, January $40                     (3)
                                                               -------
             Total Covered Call Options
             (Premiums received: $28,000)                          (39)
             Other Assets less Liabilities - 2.2%                  150
                                                               -------

             NET ASSETS - 100%                                  $6,916
                                                               =======

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
* All or a portion of these stocks were held in escrow at December 31, 1998 to cover call options written. The aggregate market value was $755,000.

** Income producing security during the year ended December 31, 1998.

   Based on the cost of investments of $4,658,000 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation was $2,249,000, the aggregate gross unrealized depreciation was $102,000 and the net unrealized appreciation of investments was $2,147,000.

                               THE OBERWEIS FUNDS

                       Statement of Assets and Liabilites

           December 31, 1998 (in thousands, except pricing of shares)

                                                         Emerging Growth    Micro-Cap     Mid-Cap
                                                             Portfolio      Portfolio    Portfolio
--------------------------------------------------------------------------------------------------
Assets:
     Investment securities at market value                    $ 96,537       $28,519       $6,805
       (Cost: $61,840, $18,481 and $4,658, respectively)
     Cash                                                           --            --            1
     Receivable from fund shares sold                               53           232          138
     Receivable from securities sold                               366            --           --
     Dividends and interest receivable                               5            --           --
     Deferred organizational expense                                --            25           31
     Prepaid expenses                                               24             9            5
                                                              --------       -------       ------
       Total Assets                                             96,985        28,785        6,980
                                                              --------       -------       ------

Liabilities:
     Due to custodian bank                                       1,701             4           --
     Options written at value
     (Premiums received: $716, $69 and $28, respectively)          932           120           39
     Payable for fund shares redeemed                              824           141            6
     Payable for securities purchased                              205           162           --
     Payable to advisor                                             63            30            4
     Payable to distributor                                         19             5            1
     Accrued expenses                                              126            33           14
                                                              --------       -------       ------
       Total Liabilities                                         3,870           495           64
                                                              --------       -------       ------
Net Assets                                                    $ 93,115       $28,290       $6,916
                                                              ========       =======       ======
Analysis of net assets:
     Aggregate paid in capital                                $ 69,990       $25,238       $5,154
     Accumulated net realized loss on investments              (11,356)       (6,935)        (374)
     Net unrealized appreciation of investments                 34,481         9,987        2,136
                                                              --------       -------       ------
       Net Assets                                             $ 93,115       $28,290       $6,916
                                                              ========       =======       ======
The Pricing of Shares:
     Net asset value and offering price per share
Emerging Growth Portfolio:
     ($93,114,804 divided by 3,946,307 shares outstanding)    $  23.60
                                                              ========
Micro-Cap Portfolio:
     ($28,289,787 divided by 1,994,730 shares outstanding)                   $ 14.18
                                                                             =======
Mid-Cap Portfolio:
     ($6,916,321 divided by 537,919 shares outstanding)                                    $12.86
                                                                                           ======

                See accompanying notes to financial statements.

                               THE OBERWEIS FUNDS

                            Statement of Operations

                  Year Ended December 31, 1998 (in thousands)

                                                               Emerging Growth   Micro-Cap     Mid-Cap
                                                                  Portfolio      Portfolio    Portfolio
-------------------------------------------------------------------------------------------------------
Investment Income:
     Interest                                                      $    180       $     8       $    3
     Dividends                                                           21            35            1
                                                                   --------       -------       ------
       Total Investment Income                                          201            43            4
                                                                   --------       -------       ------

Expenses:
     Investment advisory fees                                           467           160           25
     Management fees                                                    442           107           25
     Distribution fees                                                  277            67           15
     Custodian fees and expenses                                        198            80           41
     Transfer agent fees and expenses                                   168            68           21
     Professional fees                                                   74            21            5
     Shareholder reports                                                 34            14            5
     Federal and state registration fees                                 28            14           10
     Insurance                                                            8             2           --
     Organizational expenses                                             --            12           12
     Trustees' fees                                                       9             2            1
     Miscellaneous                                                        6             2           --
                                                                   --------       -------       ------
     Total Expenses                                                   1,711           549          160
                                                                   --------       -------       ------

Net Investment Loss Before Expense Reimbursement                     (1,510)         (506)        (156)
     Expense Reimbursement                                               --            20           37
                                                                   --------       -------       ------
Net Investment Loss                                                  (1,510)         (486)        (119)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments                                    (11,121)       (2,954)        (227)
Net realized gain (loss) from covered call options written             (235)          (22)          62
                                                                   --------       -------       ------
     Total net realized loss                                        (11,356)       (2,976)        (165)
Increase in net unrealized appreciation of investments                9,514         4,769        1,554
                                                                   --------       -------       ------
Net realized and unrealized gain (loss) on investments               (1,842)        1,793        1,389
                                                                   --------       -------       ------
Net increase (decrease) in net assets resulting from operations    $ (3,352)      $ 1,307       $1,270
                                                                   ========       =======       ======

                See accompanying notes to financial statements.

                               THE OBERWEIS FUNDS

               Statements of Changes in Net Assets (in thousands)

-----------------------------------------------------------------------------------------------------
                                                                            Emerging Growth Portfolio
                                                                            -------------------------
                                                                            Years ended December 31,
                                                                               1998          1997
                                                                            -------------------------
From Operations:
     Net investment loss                                                     $ (1,510)     $  (2,009)
     Net realized gain (loss) on investments                                  (11,356)        22,258
     Increase (decrease) in net unrealized appreciation of investments          9,514        (32,151)
                                                                             --------      ---------
     Net decrease in net assets resulting from operations                      (3,352)       (11,902)
                                                                             --------      ---------

From Distributions:
     Distributions from net realized gains on investments                      (4,764)       (22,663)
                                                                             --------      ---------

From Capital Share Transactions:
     Net proceeds from sale of shares                                          52,192        146,896
     Shares issued in reinvestment of distribution                              4,426         20,506
     Redemption of shares                                                     (95,370)      (178,449)
                                                                             --------      ---------
     Net decrease from capital share transactions                             (38,752)       (11,047)
                                                                             --------      ---------
     Total decrease in net assets                                             (46,868)       (45,612)

Net Assets:
     Beginning of year                                                        139,983        185,595
                                                                             --------      ---------
     End of year                                                             $ 93,115      $ 139,983
                                                                             ========      =========

Transactions in Shares:
     Shares sold                                                                2,120          4,781
     Shares issued in reinvestment of dividends                                   213            746
     Less shares redeemed                                                      (3,831)        (5,732)
                                                                             --------      ---------
     Net decrease from capital share transactions                              (1,498)          (205)
                                                                             ========      =========

                See accompanying notes to financial statements.

                               THE OBERWEIS FUNDS

               Statements of Changes in Net Assets (in thousands)

-----------------------------------------------------------------------------------------------
                                                                     Micro-Cap Portfolio
                                                                   -----------------------
                                                                   Years ended December 31,
                                                                      1998          1997
                                                                   -----------------------
From Operations:
     Net investment loss                                            $   (486)    $   (581)
     Net realized loss on investments                                 (2,976)      (2,556)
     Increase in net unrealized appreciation of investments            4,769        4,779
                                                                    --------     --------
     Net increase in net assets resulting from operations              1,307        1,642
                                                                    --------     --------

From Capital Share Transactions:
     Net proceeds from sale of shares                                 10,556       38,127
     Redemption of shares                                            (20,410)     (33,665)
                                                                    --------     --------
     Net increase (decrease) from capital share transactions          (9,854)       4,462
                                                                    --------     --------
     Total increase (decrease) in net assets                          (8,547)       6,104

Net Assets:
     Beginning of year                                                36,837       30,733
                                                                    --------     --------
     End of year                                                    $ 28,290     $ 36,837
                                                                    ========     ========
Transactions in Shares:
     Shares sold                                                         868        2,700
     Less shares redeemed                                             (1,583)      (2,492)
                                                                    --------     --------
     Net increase (decrease) from capital share transactions            (715)         208
                                                                    ========     ========

                See accompanying notes to financial statements.

                               THE OBERWEIS FUNDS

               Statements of Changes in Net Assets (in thousands)

------------------------------------------------------------------------------------------
                                                                     Mid-Cap Portfolio
                                                                  ------------------------
                                                                  Years ended December 31,
                                                                     1998          1997
                                                                  ------------------------
From Operations:
     Net investment loss                                            $  (119)     $  (120)
     Net realized gain (loss) on investments                           (165)          49
     Increase in net unrealized appreciation of investments           1,554          347
                                                                    -------      -------
     Net increase in net assets resulting from operations             1,270          276
                                                                    -------      -------

From Distributions:
     Distributions from net realized gains on investments                --         (211)
                                                                    -------      -------

From Capital Share Transactions:
     Net proceeds from sale of shares                                 2,053        2,791
     Shares issued in reinvestment of distribution                       --          196
     Redemption of shares                                            (2,754)      (4,000)
                                                                    -------      -------
     Net decrease from capital share transactions                      (701)      (1,013)
                                                                    -------      -------
     Total increase (decrease) in net assets                            569         (948)

Net Assets:
     Beginning of year                                                6,347        7,295
                                                                    -------      -------
     End of year                                                    $ 6,916      $ 6,347
                                                                    =======      =======

Transactions in Shares:
     Shares sold                                                        184          264
     Shares issued in reinvestment of dividends                          --           18
     Less shares redeemed                                              (250)        (388)
                                                                    -------      -------
     Net decrease from capital share transactions                       (66)        (106)
                                                                    =======      =======

                See accompanying notes to financial statements.

                               THE OBERWEIS FUNDS

                         Notes to Financial Statements

                               December 31, 1998

1. Significant Accounting Policies

Description of business. The Oberweis Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous portfolios under various trading strategies. The Trust consists of three portfolios: the Oberweis Emerging Growth Portfolio, the Oberweis Micro-Cap Portfolio, and the Oberweis Mid-Cap Portfolio (collectively, the Funds).

Investment valuation. Investments are stated at value. Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day's bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized costs.

Fund share valuation. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the later of the close of the New York Stock Exchange or the Chicago Board Options Exchange by dividing the total value of each Fund's investments and other assets, less liabilities, by the number of each Fund's shares outstanding.

Investment transactions and investment income. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.

Repurchase agreements. Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held through the Funds' custodian bank and is monitored daily by each Fund so that its market value exceeds the carrying value of the repurchase agreement.

Federal income taxes and dividends to shareholders. The Funds have complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. Dividends payable to its shareholders are recorded by each Fund on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. The Oberweis Emerging Growth Portfolio paid a dividend consisting of net long term realized gains from the sale of securities of $4,764,000 in 1998 to shareholders of record on November 11, 1998. The Emerging Growth Portfolio, Micro-Cap Portfolio and Mid-Cap Portfolio have capital loss carryforwards of $11,356,000, $6,935,000 and $374,000, respectively, which if not used to offset future net realized capital gains will expire in 2004, 2005 or 2006.

Organizational costs. Organizational costs of the Micro-Cap Portfolio and Mid-Cap Portfolio have been capitalized and are being amortized on a daily basis using the straight line method over five years.

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2. Transactions with affiliates

The Funds have written agreements with Oberweis Asset Management, Inc. ("OAM") as the Funds' investment adviser and manager. Effective January 1, 1997 Oberweis Brokerage, Inc. ("OBI"), an affiliate of OAM, became the Funds' principal distributor.

Investment advisory agreement. For investment advisory services, the Emerging Growth Portfolio paid monthly investment advisory fees at an annual rate equal to .45% of the first $50,000,000 of average daily net assets and .40% of average daily net assets in excess of $50,000,000. The Micro-Cap Portfolio paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The Mid-Cap Portfolio paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 1998, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio incurred investment advisory fees totaling $467,000, $160,000, and $25,000, respectively.

Management agreement. For management services and facilities furnished, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 1998, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio incurred management fees totaling $442,000, $107,000 and $25,000, respectively.

Expense reimbursement. OAM is obligated to reduce its management fees or reimburse the Funds to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund's average daily net assets: 2% of the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. OAM reimbursed the Micro-Cap Portfolio and Mid-Cap Portfolio $20,000 and $37,000, respectively, for the year ended December 31, 1998.

Officers and trustees. Certain officers or trustees of the Funds are also officers or directors of OAM and OBI. During the year ended December 31, 1998, the Funds made no direct payments to its officers and paid $12,000 to its unaffiliated trustees.

Distribution and shareholder service expense. The Funds have a distribution and shareholder services agreement with OBI. For services under the distribution and shareholder servicing agreement, the Funds pay OBI a fee at the annual rate of
 .25% of the average daily net assets and reimbursement for certain out-of-pocket expenses. For the year ended December 31, 1998, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio incurred distribution fees totaling $277,000, $67,000 and $15,000, respectively.

Commissions. The Funds pay OBI for executing some of each Fund's agency security transactions at competitive rates, typically $.03 per share. For the year ended December 31, 1998, the Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio paid commissions of $7,000, $1,000 and $0, respectively to OBI.

3. Investment transactions

The cost of securities purchased and proceeds from securities sold during the year ended December 31, 1998, other than options written and money market investments, aggregated $55,576,000 and $96,837,000, respectively, for the Emerging Growth Portfolio, $11,104,000 and $23,209,000, respectively, for the Micro-Cap Portfolio, and $4,398,000 and $5,070,000, respectively, for the Mid-Cap Portfolio.

Transactions in options written for the year ended December 31, 1998 were as follows:

                                                    Emerging Growth               Micro-Cap                Mid-Cap
                                                       Portfolio                  Portfolio               Portfolio
                                               --------------------------   ---------------------   ---------------------
                                                 Number                       Number                  Number
                                                   of           Premiums        of       Premiums       of       Premiums
                                               Contracts        Received    Contracts    Received   Contracts    Received
                                               --------------------------   ---------------------   ---------------------
Options outstanding at beginning of year            85        $    40,000        --      $     --          --   $      --
Options written                                 13,360          2,500,000     1,380       177,000       1,433     246,000
Options expired                                 (6,601)        (1,013,000)     (620)      (83,000)       (780)    108,000)
Options closed                                  (2,731)          (650,000)     (150)      (16,000)       (326)     66,000)
Options assigned                                  (766)          (161,000)     (150)       (9,000)       (185)     44,000)
                                               --------------------------   ---------------------   ---------------------
Options outstanding at end of year               3,347        $   716,000       460      $ 69,000         142   $  28,000

The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund.

4. Redemption fee

A .25% redemption fee is charged on redemptions from the Micro-Cap and Mid-Cap Portfolios. The redemption fee is retained by the Funds and is intended to reimburse the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap and Mid-Cap Portfolios were $54,000 and $7,000, respectively, for the year ended December 31, 1998, and were recorded as a reduction of shares redeemed in the statements of changes in net assets.

5. Due to custodian bank
The Trust as part of the agreement with the Custodian, is allowed to borrow for temporary purposes. Such borrowings are not to exceed 5% of the value of each Fund's total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 1998, the Emerging Growth Portfolio, Micro-Cap Portfolio and the Mid-Cap Portfolio incurred interest charges of $96,000, $23,000 and $1,700, respectively, which is included in custodian fees and expenses in the statement of operations. At December 31, 1998, the Emerging Growth Portfolio had borrowings of $1,701,000 at an interest rate of 7.75%.

                              FINANCIAL HIGHLIGHTS

  Per share income and capital changes for a share outstanding throughout each year is as follows :

                                                                       Emerging Growth Portfolio
                                                                        Years ended December 31,
                                                          ----------------------------------------------------
                                                            1998      1997       1996        1995       1994
                                                          --------  ---------  ---------   ---------  --------

Net asset value at beginning of year                      $ 25.71   $  32.86   $  29.09    $  21.41   $ 22.19
Income (loss) from investment operations:
Net investment loss /(a)/                                    (.33)      (.37)      (.32)       (.33)     (.22)
Net realized and unrealized gain (loss) on investments       (.63)     (2.14)      6.73        9.43      (.56)
                                                          --------  ---------  ---------   ---------  --------
Total from investment operations                             (.96)     (2.51)      6.41        9.10      (.78)
Less distributions:
Distribution from net realized gains on investments         (1.15)     (4.64)     (2.64)      (1.42)       --
                                                          --------  ---------  ---------   ---------  --------

Net asset value at end of year                            $ 23.60   $  25.71   $  32.86    $  29.09   $ 21.41
                                                          ========  ========   ========    ========   ========
Total Return (%)                                             (3.1)      (8.6)      22.5        42.6      (3.5)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)                  $93,115   $139,983   $185,595    $134,663   $90,014
Ratio of expenses to average net assets (%)                  1.55       1.44       1.48   1.73/(b)/      1.78
Ratio of net investment loss to average net assets (%)      (1.37)     (1.18)     (0.97)      (1.24)    (1.06)
Portfolio turnover rate (%)                                    49         75         64          79        66
Average commission rate paid                              $ .0280   $  .0337   $  .0413          --        --
Notes:

/(a)/ The net investment loss per share data was determined using average shares outstanding during the year.

/(b)/ Net of expense reimbursement from related parties. The expense ratio would have been 1.77%, for 1995 before expense reimbursement.

                              FINANCIAL HIGHLIGHTS
  Per share income and capital changes for a share outstanding throughout the period is as follows:

                                                                                           Micro-Cap Portfolio
                                                                               --------------------------------------------
                                                                               Years ended December 31,   *January 1, 1996-
                                                                                  1998          1997      December 31, 1996
                                                                               --------------------------------------------
Net asset value at beginning of year                                             $ 13.59       $ 12.28         $ 10.00
Income (loss) from investment operations:
Net investment loss /(a)/                                                           (.24)         (.21)           (.15)
Net realized and unrealized gain on investments                                      .83          1.52            2.43
                                                                                 -------       -------         -------
Total from investment operations                                                     .59          1.31            2.28
                                                                                 -------       -------         -------
Net asset value at end of year                                                   $ 14.18       $ 13.59         $ 12.28
                                                                                 =======       =======         =======
Total Return (%)                                                                     4.3          10.7            22.8
Ratio/Supplemental Data
Net Assets at end of year (in thousands)                                         $28,290       $36,837         $30,733
Ratio of expenses to average net assets (%)                                         1.99/(b)/     1.81            1.94
Ratio of net investment loss to average net assets (%)                             (1.83)        (1.52)          (1.15)
Portfolio turnover rate (%)                                                           41            89              70
Average commission rate paid                                                     $ .0288       $ .0343         $ .0371

Notes:
/(a)/ The net investment loss per share data was determined using average shares outstanding during the year.
/(b)/ Net of expense reimbursement from related parties. The expense ratio would have been 2.06% for 1998 before expense reimbursement.
* Commencement of operations

--------------------------------------------------------------------------------

                                                                                           Mid-Cap Portfolio
                                                                            -----------------------------------------------
                                                                            Years ended December 31,   *September 15, 1996-
                                                                               1998          1997        December 31, 1996
                                                                            -----------------------------------------------
Net asset value at beginning of year                                          $10.51        $10.29             $10.00
Income (loss) from investment operations:
Net investment loss /(a)/                                                       (.21)         (.19)              (.05)
Net realized and unrealized gain on investments                                 2.56           .76                .34
                                                                              ------        ------             ------
Total from investment operations                                                2.35           .57                .29
Less distributions:
Distribution from net realized gains on investments                               --          (.35)                --
                                                                              ------        ------             ------
Net asset value at end of year                                                $12.86        $10.51             $10.29
                                                                              ======        ======             ======
Total Return (%)                                                                22.4           5.4                2.9/(d)/
Ratio/Supplemental Data
Net Assets at end of year (in thousands)                                      $6,916        $6,347             $7,295
Ratio of expenses to average net assets (%)                                     2.00/(b)/     2.00/(b)/          2.00/(b)(c)/
Ratio of net investment loss to average net assets (%)                         (1.94)        (1.81)             (1.62)/(c)/
Portfolio turnover rate (%)                                                       72           106                 21/(c)/
Average commission rate paid                                                  $.0305        $.0318             $.0371

Notes:
/(a)/ The net investment loss per share data was determined using average shares outstanding during the year.
/(b)/ Net of expense reimbursement from related parties. The expense ratios would have been 2.61%, 2.46% and 3.42%, for 1998, 1997 and 1996, respectively before expense reimbursement.
/(c)/ Annualized.
/(d)/ Not annualized.
* Commencement of operations.

                         REPORT OF INDEPENDENT AUDITORS




The Board of Trustees and Shareholders
The Oberweis Funds--
     Emerging Growth Portfolio
     Micro-Cap Portfolio
     Mid-Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of The Oberweis Funds--Emerging Portfolio, Micro-Cap Portfolio; and Mid-Cap Portfolio as of December 31, 1998, the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Oberweis Funds--Emerging Growth Portfolio, Micro-Cap Portfolio, and Mid-Cap Portfolio at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods therein in conformity with generally accepted accounting principles.

                                         ERNST & YOUNG LLP


Chicago, Illinois
January 29, 1999

Trustees & Officers
James D. Oberweis             Thomas J. Burke
Trustee and President         Trustee

Douglas P. Hoffmeyer          Edward F. Streit
Trustee                       Trustee

Patrick B. Joyce              Martin L. Yokosawa
Executive Vice President      Vice President
Treasurer

James W. Oberweis             Steven J. LeMire
Vice President                Secretary

Margaret W. Unsworth
Assistant Secretary

Manager and Investment Advisor
Oberweis Asset Management, Inc.
951 Ice Cream Dr., North Aurora, IL 60542
1-800-323-6166

Distributor
Oberweis Brokerage, Inc.
951 Ice Cream Dr., North Aurora, IL 60542
1-630-801-6000

Custodian and Transfer Agent
Investors Fiduciary Trust Company
P.O. Box 419042, Kansas City, MO 64141
1-800-245-7311

Counsel
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street, Chicago, IL 60601

Independent Auditors
Ernst & Young LLP
233 South Wacker Drive, Chicago, IL 60606


[OBERWEIS LOGO APPEARS HERE]


       The Oberweis Funds
       Emerging Growth Portfolio
       Micro-Cap Portfolio
       Mid-Cap Portfolio


The
Oberweis
Funds


[OBERWEIS LOGO APPEARS HERE]

   Annual Report
-------------------
      Audited
 December 31, 1998


505346

                               THE OBERWEIS FUNDS

                           PART C: OTHER INFORMATION


Item 23.  EXHIBITS.

          (a) (1)  Agreement and Declaration of Trust dated July 7, 1986./11/
              (2) First Amendment to Agreement and Declaration of Trust, dated November 17, 1986./11/

          (b)      By-Laws./11/

          (c)      Not applicable.

          (d) (1)  Management Agreement./5/
              (2)  Amendment to Management Agreement as of February 16, 1994./9/
              (3)  Management Agreement dated October 1, 1994./11/
              (4)  Investment Advisory Agreement./5/
              (5)  Investment Advisory Agreement dated October 1, 1994./11/
              (6)  Transfer and Guaranty Agreement./7/
              (7) Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Micro-Cap Portfolio./12/
              (8) Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Mid-Cap Portfolio./13/

          (e)      Not applicable.

          (f)      Not applicable.

          (g) (1)  Custodian Agreement./1/
              (2) Letter Agreements renewing Custodian Agreement dated February 24,1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/
                   February 15, 1991,/6/ and February 13, 1992,/7/ respectively.
              (3) Letter Agreement dated January 27, 1993, renewing Custodian Agreement./8/
              (4)  Custodian Agreement dated August 3, 1993./11/

          (h) (1)  Transfer Agency Agreement./1/

            (2) Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/ February 15, 1991,/6/ and February 13, 1992,/7/
                 respectively.
            (3) Letter Agreement dated January 27, 1993, renewing Transfer Agency Agreement./8/
            (4)  Transfer Agent Agreement dated August 3, 1993./11/

        (i) (1) Form of Opinion and Consent of Lawrence, Kamin, Saunders & Uhlenhop./1A/
            (2)  Consent and Opinion of Vedder, Price, Kaufman & Kammholz./12/
            (3)  Consent and Opinion of Vedder, Price, Kaufman & Kammholz./13/
            (4)  Form of Opinion of Ropes & Gray./1A/
            (5)  Opinion and Consent of Ropes & Gray./12/
            (6)  Opinion and Consent of Ropes & Gray./13/

       *(j) (1)  Consent of Ernst & Young LLP.
            (2)  Consent of Checkers, Simon & Rosner LLP./13/

        (k) Not applicable.

        (l) (1)  Form of Contribution Agreement with Initial Shareholders./1/
            (2) Contribution Agreement dated December 8, 1986, from James D. Oberweis with respect to the purchase of an aggregate of 5,500 shares as custodian for two minor children for $10.00 each (a total of $55,000)./2/

            (3) Contribution Agreement dated December 8, 1986, from Lora J. Oberweis with respect to the purchase of 2,000 shares for $10.00 each (a total of $20,000)./2/
            (4) Contribution Agreement dated December 8, 1986, from Helen Cisek with respect to the purchase of 1,500 shares for $10.00 each (a total of $15,000)./2/
            (5) Contribution Agreement dated December 8, 1986, from Tedd Determan with respect to the purchase of an aggregate of 1,000 shares for $10.00 each (a total of $10,000)./2/

         (m)(1)  Plan of Distribution pursuant to Rule 12b-1./4/
            (2)  Distribution and Shareholder Service Agreement./5/
            (3) Amendment to Plan of Distribution pursuant to Rule 12b-1 and Distribution and Shareholder Service Agreement./8/
            (4) Plan of Distribution pursuant to Rule 12b-1 as amended October 1, 1994./11/
            (5) Form of Plan of Distribution pursuant to Rule 12b-1 as amended January 1, 1996./11/
            (6)  Distribution Agreement dated October 1, 1994./11/
            (7) Form of Distribution and Shareholder Service Agreement dated January 1, 1996./11/
            (8) Distribution and Shareholder Service Agreement dated January 2, 1997./14/
            (9)  Shareholder Service Agreement dated October 1, 1994./11/

        *(n)     Financial Data Schedules.
________________

/*/  Filed herewith.
/1/ Previously filed with the Registration Statement and incorporated herein by reference.
/1A/ Previously filed with the Registration Statement.
/2/ Previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and incorporated herein by reference.
/2A/ Previously filed with Pre-Effective Amendment No. 2.
/3/ Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.
/4/ Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.
/5/ Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.
/6/ Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.
/7/ Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.

/8/ Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.
/9/ Previously filed with Post-Effective Amendment No. 8 (Amendment No. 10) dated April 29, 1994 and incorporated herein by reference.
/10/ Previously filed with Post-Effective Amendment No. 9 (Amendment No. 11)
     dated February 28, 1995 and incorporated herein by reference.
/11/ Previously filed via EDGAR with Post-Effective Amendment No. 10 (Amendment
     No. 12) dated October 18, 1995 and incorporated herein by reference.
/12/ Previously filed with Post-Effective Amendment No. 11 (Amendment No. 13)
     dated December 21, 1995 and incorporated herein by reference.
/13/ Previously filed with Post-Effective Amendment No. 14 (Amendment No. 16)
     dated September 12, 1996 and incorporated herein by reference.
/14/ Previously filed with Post-Effective No. 15 (Amendment No. 17) dated
     February 28, 1997 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Inapplicable.

ITEM 25. INDEMNIFICATION

A response has been previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and is incorporated herein by reference. The Fund has also purchased a liability policy which indemnifies the Fund's officers and trustees against loss arising from claims by reason of their legal liability for acts as officers and trustees, subject to limitations and conditions as set forth in such policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, and the Commission remains of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER.

(a)  Oberweis Asset Management, Inc.

     Oberweis Asset Management, Inc. ("OAM") was organized in 1989. Its activities are limited to acting as an investment adviser.

(b) Set forth below are the names of the directors and officers of OAM (other than those officers who are also officers of the Registrant) and any other business, profession, vocation or employment of a substantial nature in which such directors and officers have been involved an any time during the past two fiscal years.


NAME AND
POSITIONS WITH OAM     NAME OF COMPANY                   POSITION
------------------     ---------------                   --------
Elaine M. Oberweis     Oberweis Dairy, Inc.              Chief Executive Officer
Director               951 Ice Cream Drive
                       North Aurora, Illinois  60542

ITEM 27. PRINCIPAL UNDERWRITERS

(a)  None.

(b) Set forth below are the names of the directors and officers of Oberweis Brokerage, Inc.:


James W. Oberweis       Director and President

Patrick B. Joyce        Director, Executive Vice President, Treasurer, Secretary
                        and Chief Financial Officer

Martin L. Yokosawa      Senior Vice President

The principal business address of all such persons is 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542.

(c)  None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oberweis Asset Management, Inc. at its offices at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542, except those books, records and other documents maintained by the custodian, transfer agent and registrar, Investors Fiduciary Trust Company, which are located at its offices at 127 West 10th Street, 16th Floor, Kansas City, Missouri 64105.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

(a)  Not applicable.

(b)  Not applicable.

(c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of North Aurora, and State of Illinois, on the 24th day of February, 1999.


                                      THE OBERWEIS FUNDS


                                      By:  /s/ James D. Oberweis
                                           ------------------------------------
                                               James D. Oberweis, President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                           Title

/s/ James D. Oberweis
------------------------     President (Principal Executive    February 24, 1999
    James D. Oberweis        Officer) and Trustee

/s/ Thomas J. Burke
------------------------     Trustee                           February 24, 1999
    Thomas J. Burke

/s/ Douglas P. Hoffmeyer     Trustee                           February 24, 1999
------------------------
    Douglas P. Hoffmeyer

/s/ Edward F. Streit
------------------------     Trustee                           February 24, 1999
    Edward F. Streit

/s/ Patrick B. Joyce
------------------------     Executive Vice President and      February 24, 1999
    Patrick B. Joyce         Treasurer (Principal Financial
                             and Accounting Officer)